Exhibit 10.7

Execution Version

SECURITY AGREEMENT

among

VERSUM MATERIALS, INC.,

THE OTHER GRANTORS PARTY HERETO

and

CITIBANK, N.A.,

as Collateral Agent

Dated as of September 30, 2016

TABLE OF CONTENTS

		Page
ARTICLE I

DEFINITIONS

Section 1.01	Definitions	1
Section 1.02	Other Defined Terms	1

ARTICLE II

PLEDGE OF SECURITIES

Section 2.01	Pledge	7
Section 2.02	Delivery of the Pledged Collateral	8
Section 2.03	Representations, Warranties and Covenants	9
Section 2.04	Certification of Limited Liability Company and Limited Partnership Interests	10
Section 2.05	Registration in Nominee Name; Denominations	11
Section 2.06	Voting Rights; Dividends and Interest	11
Section 2.07	Collateral Agent Not a Partner or Limited Liability Company Member	12
Section 2.08	Conflicting Provisions	13
Section 2.09	Agreement to Be Bound	13

ARTICLE III

SECURITY INTERESTS IN OTHER PERSONAL PROPERTY

Section 3.01	Security Interest	13
Section 3.02	Secured Obligations	15
Section 3.03	Representations and Warranties	15
Section 3.04	Covenants	17
Section 3.05	[Reserved]	19
Section 3.06	[Reserved]	19
Section 3.07	Other Actions	19

ARTICLE IV

SPECIAL PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

Section 4.01	Grant of License to Use Intellectual Property	20
Section 4.02	Protection of Collateral Agent’s Security	21

ARTICLE V

[RESERVED]

ARTICLE VI

REMEDIES

Section 6.01	Remedies Upon Default	23
Section 6.02	Application of Proceeds	26

-i-

SCHEDULES

Schedule I	Pledged Equity; Pledged Debt
Schedule II	Intellectual Property

EXHIBITS

Exhibit A	Form of Security Agreement Supplement
Exhibit B	Form of Perfection Certificate
Exhibit C	Grant of Security Interest in United States Trademarks
Exhibit D	Grant of Security Interest in United States Patents
Exhibit E	Grant of Security Interest in United States Copyrights

-ii-

SECURITY AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of September 30, 2016 by and among Versum Materials, Inc., a Delaware corporation (the “Borrower”), the grantors party hereto (together with the Borrower and any other Person that becomes a party hereto pursuant to Section 8.14, collectively, the “Grantors”) and Citibank, N.A., as Collateral Agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the Secured Parties. Capitalized terms used herein and defined in Article I are used herein as therein defined.

Reference is made to that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, each lender from time to time party thereto (collectively, the “Lenders” and individually, each a “Lender”) and Citibank, N.A., as the Administrative Agent and the Collateral Agent.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement by each of the Grantors. The Grantors are affiliates of one another, are an integral part of a consolidated enterprise and will derive substantial direct and indirect benefits from the extensions of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01 Definitions.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. Unless otherwise defined in the Credit Agreement, all terms defined in the UCC and used but not defined in this Agreement have the meanings specified in the UCC; the term “instrument” has the meaning specified in Article 9 of the UCC.

(b) The rules of interpretation specified in Article 1 of the Credit Agreement also apply to this Agreement.

Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Account(s)” means “accounts” as defined in the UCC, and includes without limitation a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of,

(b) for services rendered or to be rendered or (c) arising out of the use of a credit or charge card or information contained on or for use with the card. The term “Account” does not include (a) rights to payment evidenced by Chattel Paper or an Instrument, (b) Commercial Tort Claims, (c) deposit accounts, (d) Investment Property or (e) Letter-Of-Credit Rights or letters of credit.

“Agreement” has the meaning assigned to such term in the preamble.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Blue Sky Laws” has the meaning assigned to such term in Section 6.01.

“Collateral” means, collectively, the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the preamble.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means: (a) all copyright rights in any work subject to the copyright laws of the United States or any other jurisdiction, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those United States copyright registrations and applications owned by a Grantor that are listed on Schedule II and all (i) rights and privileges arising under Applicable Law with respect to such copyrights, (ii) renewals and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future Infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future Infringements thereof.

“Credit Agreement” has the meaning assigned to such term in the preamble.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Equipment” means any “equipment” as such term is defined in Article 9 of the UCC.

“Excluded Assets” means any of the following assets:

(a) any property or assets owned by a Foreign Subsidiary;

(b) Excluded Contracts;

(c) Excluded Equipment;

(d) any interest in fee-owned real property of the Borrower and the Grantors other than Material Real Property;

(e) any interest in leased real property of the Borrower and the Grantors (and no landlord waivers, estoppels or collateral access letters shall be required);

(f) motor vehicles, airplanes and other assets subject to certificates of title;

(g) any “intent to use” application for a Trademark registration, unless and until a “Statement of Use” or “Amendment to Allege Use” has been filed with by the United States Patent and Trademark Office with respect thereto, but only to the extent, if any, and only for the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration issuing from such “intent to use” application under applicable federal law;

(h) Excluded Equity Interests;

(i) any assets subject to a Lien permitted by clauses (k), (l) or (s) of the definition of Permitted Liens in the Credit Agreement, in each case, so long as the agreement governing such Lien does not permit Collateral Agent to validly possess a security interest therein;

(j) Commercial Tort Claims;

(k) governmental licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that the Collateral Agent may not validly possess a security interest therein under Applicable Laws (including, without limitation, rules and regulations of any governmental authority or agency) or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffective under the UCC or other Applicable Law notwithstanding such prohibition (other than proceeds thereof, the assignment of which is expressly deemed effective under the UCC);

(l) any assets that require action under the law of any non-U.S. jurisdiction to create or perfect a security interest in such assets under such non-U.S. jurisdiction, including any Intellectual Property registered in any non-U.S. jurisdiction (and no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction shall be required); provided, that this clause (o) shall not operate to exclude any such asset to the extent that such asset is otherwise included in the definition of Collateral and a security interest in such asset may be created and perfected under the laws of the State of New York (or any other applicable state of the United States) for the purposes of determinations under such laws by the filing of a UCC financing statement;

(m) any property or assets to the extent that the grant of a security interest therein would result in adverse tax consequences to the Borrower or any of its Subsidiaries, as reasonably determined by the Borrower in consultation with the Administrative Agent; and

(n) proceeds and products from any and all of the foregoing excluded collateral described in clauses (a) through (m), unless such proceeds or products would otherwise constitute Collateral.

“Excluded Contract” means at any date any rights or interest of the Borrower or any other Grantor under any agreement, contract, license, instrument, document or other general intangible (referred to solely for purposes of this definition as a “Contract”) to the extent that such Contract by the terms of a restriction in favor of a Person who is not the Borrower, a direct or indirect parent of the Borrower, any other Grantor or a Restricted Subsidiary or any requirement of law, prohibits, or requires any consent or establishes any other condition for or would terminate because of an assignment thereof or a grant of a security interest therein by the Borrower or any other Grantor; provided that: (x) rights under any such Contract otherwise constituting an “Excluded Contract” by virtue of this definition shall be included in the Collateral to the extent permitted thereby or by Sections 9-406, 9-407, 9-408 and 9-409 of the UCC and (y) all proceeds paid or payable to the Borrower or any other Grantor from any sale, transfer or assignment of such Contract and all rights to receive such proceeds shall be included in the Collateral (unless such proceeds otherwise constitute Excluded Assets, other than as a result of clause (n) of the definition thereof).

“Excluded Equipment” means at any date any Equipment or other assets of the Borrower or any other Grantor which is subject to a Capital Lease Obligation, a purchase money obligation or other contract permitted by the Credit Agreement if and to the extent that (i) a restriction in favor of a Person who is not the Borrower, a direct or indirect parent of the Borrower, any other Grantor or a Restricted Subsidiary contained in the agreements or documents governing such Capital Lease Obligation, purchase money obligation or similar contract prohibits, or requires any consent or establishes any other conditions for or would result in the termination of such agreement or document because of an assignment thereof, or a grant of a security interest therein, by the Borrower or any other Grantor and (ii) in the case of restrictions set forth the agreements or documents governing Capital Lease Obligations and purchase money obligations, such restriction relates only to the asset or assets acquired by the Borrower or any other Grantor with the proceeds of such Capital Lease Obligation or purchase money obligation and attachments thereto, improvements thereof or substitutions therefor and, in the case of restrictions set forth in any other contract, such restriction relates only to the Equipment or assets that are the subject of such contract; provided that: (x) any Equipment or other assets that would constitute “Excluded Equipment” by virtue of this definition shall be included in the Collateral to the extent permitted by the agreement or document governing such Capital Lease Obligation, purchase money obligation or other contract or by Sections 9-406, 9-407, 9-408 and 9-409 of the UCC and (y) all proceeds paid or payable to the Borrower or any Grantor from any sale, transfer or assignment of such Equipment or other asset and all rights to receive such proceeds shall be included in the Collateral (unless such proceeds otherwise constitute Excluded Assets, other than as a result of clause (n) of the definition thereof).

“Excluded Equity Interest” means:

(a) margin stock,

(b) equity interests of any Person other than any wholly-owned Material Subsidiary that is a Restricted Subsidiary directly owned by any Loan Party,

(c) equity interests of any Foreign Subsidiary or CFC directly owned by any Loan Party in excess of 65% of such Foreign Subsidiary’s or CFC’s issued and outstanding voting Capital Stock and 100% of such Foreign Subsidiary’s or CFC’s issued and outstanding non-voting Capital Stock,

(d) any equity interest of a Foreign Subsidiary to the extent the pledge thereof would be prohibited by any Law or contractual obligation (excluding any prohibition or restriction that is ineffective under the UCC), and

(e) the equity interests of any Excluded Subsidiary (other than any Foreign Subsidiary or CFC).

“General Intangibles” has the meaning provided in Article 9 of the UCC.

“Grant of Security Interest” means a Grant of Security Interest in certain Intellectual Property substantially in the form of Exhibit C, D or E attached hereto.

“Grantors” has the meaning assigned to such term in the preamble.

“Infringement” means infringement, misappropriation, dilution, tarnishment, impairment or other violation.

“Intellectual Property” means (a) all intellectual property of every kind and nature, including (i) inventions, designs, Domain Names, Patents, Copyrights, Licenses, Trademarks, trade secrets, and (ii) confidential or proprietary technical and business information, know how, show how, or other proprietary data, software, databases, and all other proprietary information, (b) all rights and privileges arising under Applicable Law with respect to the foregoing, (c) all income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future Infringements thereof, (d) all rights corresponding thereto throughout the world and (e) all rights to sue for past, present or future Infringements thereof.

“Intellectual Property Collateral” means Collateral consisting of Intellectual Property.

“Lenders” has the meaning assigned to such term in the preamble.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement relating solely to Intellectual Property to which any Grantor is a party, including the Intellectual Property listed on Schedule II.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, have made, use, sell, offer to sell or import any invention covered in whole or in part by a Patent now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to make, have made, use, sell, offer to sell or import any invention covered in whole or in part by a patent now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Patents” means: (a) all letters patent of the United States or any other jurisdiction, all registrations thereof, and all applications for letters patent of the United States or any other jurisdiction, including registrations and pending applications in the United States Patent and Trademark Office, including those United States patents and applications for United States patents owned by a Grantor that are listed on Schedule II, and (b) all (i) rights and privileges arising under Applicable Law with respect to such patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future Infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future Infringements thereof.

“Perfection Certificate” means a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed on behalf of each Grantor.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all Pledged Equity (regardless of whether constituting securities), Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Proceeds” means all “proceeds” as defined in Article 9 of the UCC, with respect to the Collateral.

“Receivables” means all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment.

“Secured Obligations” shall mean all Obligations and Guaranteed Obligations (as defined in the Guarantee Agreement).

“Securities Act” has the meaning assigned to such term in Section 6.01.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit A hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, and designs, all registrations and applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any political subdivision thereof, including those United States trademark registrations and applications for United States trademark registrations owned by a Grantor that are listed on Schedule II and all goodwill of the business connected with the use thereof or symbolized thereby and (b) any and all (i) rights and privileges arising under Applicable Law with respect thereto, (ii) renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future Infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future Infringements thereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of any mandatory provisions of law, the perfection, the effect of perfection or non-perfection or priority of the security interests granted pursuant to this Agreement are governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of such perfection, effect of perfection or non-perfection or priority.

ARTICLE II

Pledge of Securities

Section 2.01 Pledge. As security for the payment in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under:

(i) all Capital Stock held by it including, without limitation, those listed on Schedule I and any other Capital Stock obtained in the future by such Grantor and the certificates representing all such Capital Stock (the “Pledged Equity”); provided that, in no event shall Pledged Equity include nor the security interest granted hereunder attach to the Capital Stock of any Subsidiaries that are not directly held by a Grantor;

(ii) (A) the promissory notes and any instruments evidencing indebtedness owned by it and listed opposite the name of such Grantor on Schedule I and (B) any promissory notes and instruments evidencing Indebtedness obtained in the future by such Grantor (the “Pledged Debt”);

(iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01;

(iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (i) and (ii) above;

(v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and

(vi) all Proceeds of and Supporting Obligations in respect of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”);

provided, however, that in no event shall Pledged Collateral (including, for the avoidance of doubt, any component definition thereof) or any Proceeds or Supporting Obligations in respect thereof include, nor the security interest granted hereunder attach to, any Excluded Assets.

Section 2.02 Delivery of the Pledged Collateral.

(a) Each Grantor agrees to deliver or cause to be delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, any and all certificates representing Pledged Equity and all Pledged Debt to the extent such Pledged Debt consists of promissory notes and instruments evidencing Indebtedness, only as are required to be delivered under clause (b) immediately below promptly upon (and, in any case, within five (5) Business Days, or such longer period as to which the Collateral Agent may consent, of) the execution and delivery of this Security Agreement with respect to such certificates, notes and instruments held by any Grantor on the date hereof, and within sixty (60) days (or such longer period as to which the Collateral Agent may consent) with respect to any such certificates, notes and instruments acquired by any Grantor after the date hereof.

(b) To the extent evidenced by a promissory note, each Grantor will cause any Indebtedness for borrowed money having a principal amount equal to or in excess of $10,000,000, which for avoidance of doubt excludes accounts receivable in the ordinary course of business, owed to such Grantor by any Person, to be pledged and each such promissory note delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, promptly upon (and, in any case, within five (5) Business Days, or such longer period as to which the Collateral Agent may consent, of) the execution and delivery of this Security Agreement with respect to such promissory notes held by any Grantor on the date hereof, and within sixty (60) days (or such longer period as to which the Collateral Agent may consent) with respect to any such promissory notes acquired by any Grantor after the date hereof.

(c) Upon delivery to the Collateral Agent, any Pledged Securities shall be accompanied by stock or note powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request (other than instruments or documents requiring actions in any non-U.S. jurisdiction). Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be deemed to supplement Schedule I and be made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

Section 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants, as to itself and the other Grantors, to the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule I correctly sets forth, with respect to each Grantor, (i) all Capital Stock owned on the Closing Date by such Grantor in any Subsidiary and the percentage of the issued and outstanding units of each class of the Capital Stock of the issuer thereof constituting Pledged Equity owned on the Closing Date by such Grantor, and, upon and after the delivery of any supplements to such schedule pursuant to and in accordance with Section 2.02(c), all Capital Stock constituting Pledged Securities owned by such Grantor and acquired by such Grantor after the date hereof, and (ii) all Pledged Debt held by such Grantor required to be delivered pursuant to Section 2.02(b);

(b) the Pledged Equity issued by the Grantors has been duly and validly authorized and issued by the issuers thereof and (to the extent applicable), is fully paid and non-assessable;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as owned by such Grantors, (ii) holds the same free and clear of all Liens, other than (A) Liens created by the Collateral Documents and (B) Permitted Liens, (iii) will make no collateral assignment, pledge or hypothecation of, and will not create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and (B) Permitted Liens, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) as of the Closing Date, except for (i) restrictions and limitations imposed by the Loan Documents, any Collateral Document or securities laws generally, (ii) in the case of Pledged Equity of Persons that are not wholly owned Subsidiaries, transfer restrictions that existed at the time of acquisition of Capital Stock in such Persons or (iii) as permitted by the Credit Agreement, (x) the Pledged Collateral is and will continue to be freely transferable and assignable, and (y) none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that would prohibit, impair, delay or otherwise affect, in each case, in any manner material and adverse to the Secured Parties the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has all requisite organizational power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated (it being understood that such Grantor’s power and authority to pledge the Capital Stock of a non-wholly owned Subsidiary may be limited by the Organizational Documents of such Subsidiary);

(f) except as described in Section 2.03(d) above, no consent or approval of any Governmental Authority was or is necessary to the validity of the pledge effected hereby, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings necessary to perfect Liens created under the Loan Documents and enforce the rights of the Lenders and the Secured Parties under the Loan Documents or (iii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect;

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected Lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, except as such Lien may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally, (ii) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iii) subject to the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Grantors in favor of the Secured Parties and (iv) subject to the effect of the laws of any non-U.S. jurisdiction with respect to Pledged Securities issued by a Person formed or organized in such non-U.S. jurisdiction; and

(g) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

Section 2.04 Certification of Limited Liability Company and Limited Partnership Interests. As of the Closing Date, each interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01, to the extent such limited liability company or limited partnership has elected to treat its limited liability company or limited partnership interests as “securities” within the meaning of Article 8 of the UCC, is represented by a certificate, is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC. If any securities now or hereafter acquired by any Grantor and pledged under Section 2.01 are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall, within sixty (60) days (or such longer period as to which the Collateral Agent may consent), notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions, subject to compliance with Applicable Law, from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities.

Section 2.05 Registration in Nominee Name; Denominations. If an Event of Default shall occur and be continuing and the Collateral Agent shall give the Borrower three (3) Business Days’ prior written notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent, and each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement, to the extent permitted by the documentation governing such Pledged Securities.

Section 2.06 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Borrower prior written notice that the rights of the Guarantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that, such rights and powers shall not be exercised in any manner in contravention of the Credit Agreement.

(ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that the payment or making of such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement the other Loan Documents, and Applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Capital Stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral in accordance with Section 2.01 hereof, to the extent constituting Pledged Collateral, and, if received by any Grantor, shall be promptly delivered to the Collateral Agent in accordance with and to the extent required by Section 2.02 hereof in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). So long as no Event of Default has occurred and is continuing, the Collateral Agent shall deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities.

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors in accordance with Section 2.06(a)(i) or Section 2.06(a)(iii), then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i) and to receive any dividends and other amounts pursuant to Section 2.06(a)(iii), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers and to receive dividends; provided that the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i) and, to the extent not otherwise applied to repay Secured Obligations pursuant to the terms of the Loan Documents, the Collateral Agent shall promptly repay to each Grantor (without interest unless such Collateral consists of cash held in a Cash Collateral Account bearing interest) any dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2.06(a)(iii) which then remain in the Collateral Agent’s possession, each Grantor shall have the exclusive right to receive any dividends and other amounts pursuant to Section 2.06(a)(iii), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall be reinstated.

(c) Any notice given by the Collateral Agent to the Borrower suspending the rights of the Grantors under Section 2.06(a)(i) or Section 2.06(a)(iii) (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Section 2.06(a)(i) or (iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

Section 2.07 Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

Section 2.08 Conflicting Provisions. To the extent any covenant, representation or warranty in this Article II is duplicative of, or in conflict with, any provision in Article III as applied to Pledged Collateral, the Article II provision shall prevail.

Section 2.09 Agreement to Be Bound. Each Grantor that is the issuer of Pledged Equity agrees that it will be bound by the terms of this Agreement with respect to the Pledged Equity issued by it and will comply with such terms insofar as such terms are applicable to it.

ARTICLE III

Security Interests in Other Personal Property

Section 3.01 Security Interest.

(a) As security for the payment in full of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of its right, title or interest in or to any and all of the following assets and properties whether now existing or hereafter arising or acquired from time to time (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Deposit Accounts;

(iv) all Documents;

(v) all General Intangibles;

(vi) all Goods (including, without limitation, Inventory and Equipment);

(vii) Instruments;

(viii) all insurance;

(ix) Intellectual Property;

(x) Investment Property;

(xi) Letter-of-Credit Rights;

(xii) Money;

(xiii) all Cash Collateral Accounts, and all cash, securities and other investments deposited therein;

(xiv) all Receivables;

(xv) all Supporting Obligations;

(xvi) all Security Entitlements in any or all of the foregoing;

(xvii) all books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

(xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding anything herein to the contrary, in no event shall the Article 9 Collateral (including, for the avoidance of doubt, any component definition thereof) include, nor the Security Interest attach to, any Excluded Assets.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets, whether now existing or hereafter arising” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Collateral Agent is authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such recordings with such offices as may be necessary for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States Intellectual Property of each Grantor in which a security interest has been granted by each Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party; provided that Collateral Agent will use commercially reasonable efforts to provide copies of such filings to such Grantor.

(e) Notwithstanding anything to the contrary in this Agreement, none of the Grantors shall be required (i) to perfect the Security Interest or the security interests granted pursuant to Article II or III by any means other than by (A) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant State(s), (B) filings in United States government offices with respect to registered or applied-for United States Patents, Trademarks and Copyrights owned by such Grantor, as expressly required elsewhere herein, (C) the delivery to the Collateral Agent to be held in its possession of all Pledged Collateral as required and in accordance with Section 2.02 and Instruments as required and in accordance with Section 3.07(a), (D) the grant to the Collateral Agent of control over certain investment property in accordance with Section 3.07(b), or (E) other methods expressly provided herein, (ii) to take any action (other than the actions expressly listed in clause (i)(C) above) with respect to any assets located outside of the United States or (iii) to take any action with respect to any assets as to which the Collateral Agent and the Borrower reasonably agree that the cost, burden, difficulty or consequence of obtaining such a security interest therein or perfection thereof are excessive in relation to the benefit of the security to be afforded thereby.

Section 3.02 Secured Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) (and any successor provision thereof)), of all Secured Obligations.

Section 3.03 Representations and Warranties. Each Grantor represents and warrants, as to itself and the other Grantors, to the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Each Grantor has good and valid rights (not subject to any Liens other than Permitted Liens) and/or title in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder (which rights and/or title, are in any event, sufficient under Section 9-203 of the UCC), except where a failure to have such rights or title would not reasonably be expected to result in a Material Adverse Effect, and has all requisite organizational power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of, registration or filing with, or any other action by, any Governmental Authority (except for (i) such as have been obtained or made and are in full force and effect or (ii) filings and recordings necessary to perfect Liens created under the Loan Documents and enforce the rights of the Lenders and the Secured Parties under the Loan Documents or release Liens as contemplated hereunder or (iii) the failure to obtain would not reasonably be expected to result in a Material Adverse Effect).

(b) The Perfection Certificate has been duly prepared, completed, executed and delivered to the Collateral Agent and the information set forth therein, including the exact legal name of each Grantor, is correct and complete in all material respects as of the Closing Date (or, with respect to any supplements to the Perfection Certificate required pursuant to the terms of the Credit Agreement, as of the date such supplement is delivered to the Collateral Agent). The UCC financing statements or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office in the jurisdiction of organization of each Grantor specified in Section I.A. of the Perfection Certificate, are, as of the Closing Date, all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to establish a legal, valid and perfected security interest under the UCC in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by such filing, recording or registration in the United States (or any political subdivision thereof). Each Grantor represents and warrants that, as of the Closing Date, fully executed Grants of Security Interest substantially in the form attached as Exhibit C, D or E, as applicable, containing a description of all Collateral consisting of Intellectual Property that is (i) United States issued Patents (and Patents for which United States applications are pending), (ii) registered United States Trademarks (and Trademarks for which United States applications to register are pending), or (iii) United States registered Copyrights, as applicable, and, in each case of (i) through (iii), owned by such Grantor, have been delivered to the Collateral Agent for recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder.

(c) The Security Interest constitutes (i) a legal and valid security interest (except as may be (x) limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally, (y) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (z) subject to the need for filings and registrations in foreign jurisdictions necessary to create the Liens on the Collateral granted by the Grantors in favor of the Secured Parties) in all the Article 9 Collateral securing the payment of the Secured Obligations, (ii) upon the filing of the financing statements described in Section 3.03(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC and (iii) subject to the recording of the relevant Grant of Security Interest in the form attached as Exhibit C, D or E with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon (and to the extent such security interest is perfected by) recording with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Liens to the extent permitted by the Credit Agreement.

(d) The representations and warranties set forth in Article 5 of the Credit Agreement as they relate to such Grantor or to the Loan Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct, in all material respects, except for representations and warranties that are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct (after giving effect to any such qualification therein) in all respects as of such date, in each case unless expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Secured Parties shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein.

(e) Schedule II lists all of the following Intellectual Property, to the extent owned by such Grantor in its own name: (i) issued Patents and pending Patent applications, (ii) registered Trademarks and applications for the registration of Trademarks, and (iii) registered Copyrights, and applications to register Copyrights. Except as set forth on Schedule II, all such Intellectual Property is recorded in the name of such Grantor, such Grantor is the sole and exclusive owner of such Intellectual Property, and such Intellectual Property is free and clear of all Liens, except for Permitted Liens.

Section 3.04 Covenants.

(a) Each Grantor agrees to notify the Collateral Agent in writing (x) within thirty (30) days (or such longer period as the Collateral Agent may agree in its reasonable discretion) of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor or (iv) in the organizational identification number of any Grantor and (y) within twenty (20) Business Days (or such longer period as the Collateral Agent may agree in its reasonable discretion) after any change in the “location” (as determined in accordance with Section 9-307 of the UCC) of any Grantor. In addition, if any Grantor does not have an organizational identification number on the Closing Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall thereafter notify the Collateral Agent of such organizational identification number within sixty (60) days (or such longer period as the Collateral Agent may agree in its reasonable discretion) thereof and shall take all actions necessary to maintain the security interests (and the priority thereof) of the Collateral Agent in the Collateral intended to be granted hereby fully perfected (to the extent perfection of the security interest in such Collateral is required by the terms hereof) and in full force and effect.

(b) Subject to Section 3.01(e), each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary, as determined by each Grantor’s business judgment, to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien and each Grantor shall take all commercially reasonable actions necessary to maintain the Collateral Agent’s first-priority security interest (subject, in the case of priority, to Permitted Liens) in all Article 9 Collateral; provided that, nothing in this Agreement shall prevent any Grantor from discontinuing the operation or maintenance of any of its assets or properties if such discontinuance is permitted by the Credit Agreement.

(c) [Reserved].

(d) Subject to Section 3.01(e), the Borrower agrees, on its own behalf and on behalf of each other Grantor, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as necessary as reasonably determined by the Borrower or as reasonably requested by the Collateral Agent or such other instruments or documents as the Collateral Agent may reasonably request, to assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

(e) Upon the occurrence and during the continuance of an Event of Default, at its option and upon five (5) Business Days’ prior written notice to the Grantors, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral (other than Permitted Liens), and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Collateral Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent for such costs and expenses to the same extent that the Borrower is required to do so pursuant to Section 10.04 of the Credit Agreement and shall be bound by the terms and conditions of Section 10.04 of the Credit Agreement as if a signatory thereto. Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance to the same extent that the Borrower is required to do so pursuant to Section 10.05 of the Credit Agreement and shall be bound by the terms and conditions of Section 10.05 of the Credit Agreement as if a signatory thereto. In addition, each Grantor hereby acknowledges and agrees that the Collateral Agent shall have no obligation or duty to perform any obligation of any Grantor under the contracts, agreements or instruments constituting or relating to the Collateral and that each Grantor shall at all times remain solely and exclusively liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument constituting or relating to the Collateral.

(g) Until (i) the Commitments have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Obligations (other than contingent indemnity obligations that are not due and payable, any Secured Bank Product Obligations or any obligations under Designated Credit Lines) shall have been paid in full and (iii) all outstanding Letters of Credit have been Cash Collateralized or as to which other arrangements reasonably satisfactory to the Agent and the applicable L/C Issuer have been made, each Grantor covenants and agrees with the Collateral Agent for the benefit of the Secured Parties that, from and after the date of this Agreement until the Borrower is released from its obligations under Articles 6 and 7 of the Credit Agreement (or, if earlier, the date such Grantor is released from this Agreement), such Grantor shall comply with the terms of Articles 6 and 7 of the Credit Agreement as if such covenants were fully set forth herein.

Section 3.05 [Reserved].

Section 3.06 [Reserved]

Section 3.07 Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instrument constituting Collateral and evidencing an amount equal to or in excess of $10,000,000 such Grantor shall, within sixty (60) days (or such longer period as to which the Collateral Agent may consent) of such acquisition, endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request (other than instruments or documents requiring actions in any non-U.S. jurisdiction).

(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any certificated securities constituting Collateral, such Grantor shall, within sixty (60) days (or such longer period as to which the Collateral Agent may consent) of such acquisition, endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request (other than instruments or documents requiring actions in any non-U.S. jurisdiction). If any securities now or hereafter acquired by any Grantor constitute Collateral and are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request after the occurrence and during the continuance of an Event of Default, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities.

(c) Use and Disposition of Collateral. None of the Grantors shall make or permit to be made any collateral assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral or shall grant Control (for purposes of security) of any Collateral to any Person, except for Permitted Liens. Except as permitted pursuant to Section 7.04 and Section 7.05 of the Credit Agreement, none of the Grantors shall make or permit to be made any sale or transfer of the Collateral.

(d) Insurance. The Grantors shall maintain insurance on the Collateral as required by Section 6.07 of the Credit Agreement, which insurance shall include the endorsements and provisions required by Section 6.07 of the Credit Agreement. All such insurance policies shall name the Collateral Agent as additional insured or loss payee, as applicable, to the extent required by Section 6.07 of the Credit Agreement. Each Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent and attorney-in-fact, exercisable only after the occurrence and during the continuance of an Event of Default, for the purpose of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby within the grace periods established therefor in this Agreement or in the Credit Agreement, or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion and upon five (5) Business Days’ prior written notice to the Grantors, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems reasonably advisable. All sums disbursed by the Collateral Agent in connection with this Section 3.06(e), including reasonable attorneys’ fees, court costs, out-of-pocket expenses and other charges relating thereto, shall be payable by the Grantors to the Collateral Agent to the same extent that such costs would be payable by the Borrower in accordance with Section 10.04 of the Credit Agreement and shall be additional Secured Obligations secured hereby.

(f) Legend. At the request of the Collateral Agent after the occurrence and during the continuance of an Event of Default, each Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its Accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts have been pledged to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

ARTICLE IV

Special Provisions Concerning Intellectual Property Collateral

Section 4.01 Grant of License to Use Intellectual Property. Without limiting the provisions of Section 3.01 hereof or any other rights of the Collateral Agent as the holder of a Security Interest in any Intellectual Property Collateral, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor shall and hereby does grant to the Collateral Agent a non-exclusive license or sublicense in all Intellectual Property owned or licensed by such Grantor, upon request by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, to the full extent such Grantor is permitted to grant such a nonexclusive license or sublicense (exercisable without payment of royalty or other compensation to the Grantors and revocable in accordance with the termination of this Agreement pursuant to Section 8.13) exercisable after the occurrence and during the continuance of an Event of Default to use, license or, solely to the extent necessary to exercise such rights and remedies, sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located, and, to the extent permitted by such Grantor’s existing contractual obligations, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only after the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default and provided, further, that the terms of any license or sublicense shall include all terms and restrictions that are customarily required to ensure the continuing validity and effectiveness of the Intellectual Property at issue, such as, without limitation, quality control and inure provisions with regard to Trademarks, patent designation provisions with regard to Patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software. In the event the license set forth in this Section 4.01 is exercised with regard to any Trademarks, then the following shall apply: (i) all goodwill arising from any licensed or sublicensed use of any Trademark shall inure to the Grantor; (ii) the licensed or sublicensed Trademarks shall only be used in association with goods or services of a quality and nature consistent with the quality and reputation with which such Trademarks were associated when used by Grantor prior to the exercise of the license rights set forth herein; and (iii) at the Grantor’s request and expense, licensees and sublicensees shall provide reasonable cooperation in any effort by the Grantor to maintain the registration or otherwise secure the ongoing validity and effectiveness of such licensed Trademarks, including, without limitation, the actions and conduct described in Section 4.02 below.

Section 4.02 Protection of Collateral Agent’s Security.

(a) Except to the extent that failure to act would not reasonably be expected to have a Material Adverse Effect, with respect to any registration or pending application of each item of its Intellectual Property Collateral owned by a Grantor, each such Grantor agrees to take, at its expense, all commercially reasonable steps in the U.S. Patent and Trademark Office and the U.S. Copyright Office, to (i) maintain the validity and enforceability of any registered Intellectual Property Collateral owned by such Grantor and maintain such registered Intellectual Property Collateral owned by such Grantor in full force and effect, and (ii) pursue the registration and maintenance of each material Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral and owned by such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office or the U.S. Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition and cancellation proceedings.

(b) Except to the extent that failure to act would not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or knowingly omit to do any act whereby any of its registered Intellectual Property Collateral would reasonably be expected to prematurely lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, become publicly known).

(c) Except to the extent that failure to act would not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks owned by such Grantor, consistent with the quality of (or of higher quality than) the products and services as of the date hereof, and taking all commercially reasonable steps necessary to ensure that all licensed users of any of the Trademarks owned by such Grantor abide by the applicable license’s terms with respect to the standards of quality.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property Collateral after the Closing Date (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

(e) Within thirty (30) days after the date on which the certificate required by Section 6.02(b)(ii) of the Credit Agreement is required to be delivered (or such longer period as to which the Collateral Agent may consent), each Grantor shall sign and deliver to the Collateral Agent an appropriate Grant of Security Interest substantially in the form of Exhibits C, D and E, as applicable, with respect to all registered or applied for United States Intellectual Property owned by such Grantor, to the extent that such Intellectual Property is not covered by any previous Grant of Security Interest so signed and delivered by it (it being understood that that the provisions of Section 3.01 shall automatically apply thereto, and any such Intellectual Property (other than Excluded Assets) shall to the extent covered by Section 3.01 automatically become part of the Collateral immediately upon the applicable Grantor (i) obtaining an ownership interest in any item of Intellectual Property, (ii) obtaining an exclusive license to any Copyrights, (iii) filing any application for the registration or issuance of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency in any other country or in any political subdivision of any of the foregoing, or (iv) should it file a Statement of Use or an Amendment to Allege Use with respect to any “intent-to-use” Trademark application). In each case, it will promptly cooperate as reasonably necessary to enable the Collateral Agent to make any necessary or reasonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office.

(f) Notwithstanding the foregoing provisions of this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, causing or permitting expiration, lapse or abandonment, or failing to renew any applications or registrations of any of its Intellectual Property Collateral to the extent not prohibited by the Credit Agreement if such Grantor determines in its reasonable business judgment that such actions are desirable in the conduct of its business.

ARTICLE V

[Reserved]

ARTICLE VI

Remedies

Section 6.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights and remedies afforded to a secured party with respect to the Secured Obligations, as applicable, under the UCC or other Applicable Law, and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and promptly following request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise or as otherwise required hereby; (iv) withdraw any and all cash or other Collateral from any Cash Collateral Account and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 6.02 of this Agreement; (v) subject to the mandatory requirements of Applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate; and (vi) with respect to any Intellectual Property Collateral, on demand (but subject to any and all rights or licenses previously granted to any Person), cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Intellectual Property Collateral by the applicable Grantors to the Collateral Agent, or license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Intellectual Property Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (subject to the terms of Licenses that are included in such Intellectual Property Collateral (to the extent such terms are enforceable under Applicable Law)); provided that such terms shall include all terms and restrictions customarily required to ensure the continuing validity and effectiveness of the Intellectual Property at issue, such as, without limitation, quality control and inure provisions with regard to Trademarks, patent designation provisions with regard to Patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software. The Grantors recognize that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. § 77 (as amended and in effect, the “Securities Act”), or the securities laws of various states (the “Blue Sky Laws”), but may resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (c) that neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral, except as otherwise provided in 9-611(d) of the UCC. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. The Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes of determining the Grantors’ rights in the Collateral, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full, provided that such terms shall include all terms and restrictions that customarily required to ensure the continuing validity and effectiveness of the Intellectual Property at issue, such as, without limitation, quality control and inure provisions with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 6.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

With respect to any Collateral consisting of Inventory, Goods, and Equipment, the Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor (subject to any restrictions on the use of such premises set forth in any applicable lease or by Applicable Law). The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Loan Documents.

Section 6.02 Application of Proceeds.

After the exercise of remedies provided for in Section 8.02 of the Credit Agreement (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in Section 8.02), including in any bankruptcy or insolvency proceeding, any amounts received on account of the Secured Obligations shall be applied by the Collateral Agent in the following order:

First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest) payable to the Administrative Agent and to the Collateral Agent in its capacity as such, including to the payment of all fees and costs associated with such exercise of remedies;

Second, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, reimbursement obligations with respect to Letters of Credit, obligations to Cash Collateralize Letters of Credit and other amounts set forth in clause Fifth below) payable to the Secured Parties, ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of any outstanding Swingline Loans and amounts drawn under Letters of Credit and not reimbursed by the Borrower or the applicable Revolving Lenders;

Fourth, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest (including, but not limited to, post-petition interest), ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and Designated Credit Lines and the face amounts, principal and all other Secured Obligations with respect to Secured Bank Product Obligations and for the account of each L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fifth held by them;

Sixth, to the payment of all other Secured Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Secured Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

ARTICLE VII

Indemnity, Subrogation and Subordination

Each Grantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower or any other Grantor that arise from the existence, payment, performance or enforcement of such Grantor’s Secured Obligations under or in respect of this Agreement or any other Collateral Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower or any other Grantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Grantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Secured Obligations (other than contingent indemnity obligations that are not due and payable, any Secured Bank Products Obligations or any obligations under Designated Credit Lines) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding (except to the extent Cash Collateralized or as to which other arrangements reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer shall have been made). If any amount shall erroneously be paid to the Borrower or any other Grantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall promptly be paid to the Collateral Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the other Loan Documents.

ARTICLE VIII

Miscellaneous

Section 8.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.

Section 8.02 Waivers; Amendment.

(a) No failure or delay by the Collateral Agent or any other Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder, or any abandonment or discontinuance of steps to enforce such a right, remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Collateral Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any other rights, remedies, powers and privileges that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.02 and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Except in connection with a Security Supplement pursuant to Section 8.14, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantors, subject to any consent required in accordance with Section 10.01 of the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 8.03 Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 10.04 of the Credit Agreement and Section 13 of the Guarantee Agreement and shall be indemnified as set forth in Section 10.05 of the Credit Agreement and Section 5 of the Guarantee Agreement.

(b) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured by the Collateral Documents. The provisions of this Section 8.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8.03 shall be payable within thirty (30) Business Days of written demand therefor (including documentation reasonably supporting such request).

Section 8.04 Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

Section 8.05 Survival of Agreement. All covenants, agreements, indemnities, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the incurrence of the Loans thereunder regardless of any investigation made by any such other party or on its behalf and, notwithstanding that the Collateral Agent or any other Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until this Agreement is terminated as provided in Section 8.13 hereof, or with respect to such Grantor or such Grantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof.

Section 8.06 Counterparts; Effectiveness; Several Agreement. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or by electronic pdf copy of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. This Agreement shall become effective when it shall have been executed by the Grantors and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Grantor and the Collateral Agent and their respective permitted successors and assigns, except that no Grantor shall have the right to assign its rights hereunder or any interest herein except as otherwise permitted by the Credit Agreement.

Section 8.07 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.08 Right of Set-Off. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, after obtaining the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed), each Lender and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived each Grantor, and without notice to any other Person (other than Administrative Agent), to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held by (other than payroll, trust, petty cash, employee benefit or tax accounts), and other Indebtedness (in whatever currency) at any time owing by, such Lender or any such Affiliate to or for the credit or the account of the respective Grantor against any and all Obligations owing to such Lender hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender shall have made any demand under this Agreement or any other Loan Document, and although such Obligations may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that, in the event that any Defaulting Lender shall exercise any such right of set-off, (x) all amounts so set off shall be paid over immediately to the Administrative Agent and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of set-off. Each Lender agrees promptly to notify the applicable Grantor and the Administrative Agent after any such set-off and application made by such Lender; provided further that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender and their respective Affiliates under this Section 8.08 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Administrative Agent and such Lender may have. Notwithstanding anything herein or in any other Loan Document to the contrary, in no event shall the assets of any Foreign Subsidiary constitute security, or shall the proceeds of such assets be available for, payment of the Obligations of the Borrower or any Subsidiary, it being understood that (a) the Capital Stock of any Foreign Subsidiary does not constitute such an asset and (b) the provisions hereof shall not limit, reduce or otherwise diminish in any respect the Borrower’s obligations to make any mandatory prepayment pursuant to Section 2.05(b) of the Credit Agreement.

Section 8.09 GOVERNING LAW.

(a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE OF NEW YORK THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.

(b) THE BORROWER AND EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE COLLATERAL AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE

JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) THE BORROWER AND EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 8.10 WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.10 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 8.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 8.12 Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 8.13 or the defense of payment or performance in full, but without prejudice to reinstatement rights under Section 12 of the Guarantee Agreement, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 8.13 Termination or Release.

(a) Except as set forth below, this Agreement, the Security Interest and all other security interests granted hereby shall remain in full force and effect until the Secured Obligations (other than (1) contingent indemnity obligations that are not due and payable, any Secured Bank Products Obligations or any obligations under Designated Credit Lines) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding (except to the extent Cash Collateralized or as to which other arrangements reasonably satisfactory to the Administrative Agent and the applicable L/C Issuer shall have been made).

(b) Any Grantor that is a Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interest and all other security interests granted hereby in the Collateral of such Grantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Grantor ceases to be a Subsidiary Guarantor; provided that, to the extent required by the Credit Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent did not provide otherwise.

(c) Upon any sale or other transfer by any Grantor of any Collateral (other than to another Grantor) that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 or 10.01 of the Credit Agreement, the Security Interest and all other security interests granted hereby in such Collateral shall be automatically released.

(d) In connection with evidencing any termination or release pursuant to paragraph (a), (b), or (c), the Collateral Agent shall promptly (after reasonable advance notice) execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 8.13 shall be without representation, recourse to or warranty by the Collateral Agent.

(e) The Security Interest granted hereby in any Collateral shall be subordinated to another Lien permitted by Section 7.01 of the Credit Agreement, in accordance with the terms of Section 9.08(a) of the Credit Agreement, either (i) upon a written election by the Administrative Agent to subordinate such security interest or (ii) in respect of liens permitted by clause (i) of the definition of Permitted Liens in the Credit Agreement, upon Borrower’s request (with Administrative Agent’s consent, not to be unreasonably withheld, delayed or conditioned).

(f) At any time that the respective Grantor desires that the Collateral Agent take any action described in the preceding clause (d) or clause (e), it shall, upon request of the Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of or subordination of the security interest granted hereunder with respect to the respective Collateral is permitted pursuant to clause (a), (b), (c) or (e). The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of or subordination of the security interest granted hereunder with respect to the Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Agreement.

Section 8.14 Additional Grantors. From time to time subsequent to the date hereof, in accordance with the terms of Section 6.12 of the Credit Agreement, additional Persons may be required to (or elect to) become party hereto as additional Grantors, by executing a Security Agreement Supplement. Upon delivery of any such Security Agreement Supplement to the Collateral Agent, notice of which is hereby waived by the Grantors, each such additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of the Borrower to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

Section 8.15 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and, upon three (3) Business Days’ prior written notice to the Grantors, taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of an Event of Default, as applicable, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and (unless an Event of Default of the type specified in Sections 8.01(a), (e) or (f) of the Credit Agreement has occurred and is continuing) delivery of three (3) Business Days’ prior written notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (b) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (c) to send verifications of Accounts to any Account Debtor; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (f) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or to an account designated by the Collateral Agent and adjust, settle or compromise the amount of payment of any Account; and (g) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

Section 8.16 Recourse; Limited Obligations. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein and in the other Loan Documents and otherwise in writing in connection herewith or therewith, with respect to the Secured Obligations of each applicable Secured Party. It is the desire and intent of each Grantor and each applicable Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought.

Section 8.17 Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of Fixtures and real estate leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

Section 8.18 Reinstatement. The obligations of the Grantors under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 8.19 Reasonable Care. The Collateral Agent is required to use reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Collateral Agent shall be deemed to have used reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Collateral Agent accords its own property.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

GRANTORS:

VERSUM MATERIALS, INC.,
as Borrower

By:	/s/ George G. Bitto
Name: George G. Bitto
Title: Senior Vice President and Chief Financial Officer

Signature page to Security Agreement

VERSUM MATERIALS US, LLC,
as a Grantor

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: General Counsel and Secretary

Signature page to Security Agreement

VERSUM MATERIALS MANUFACTURING COMPANY, LLC,
as a Grantor

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Secretary

Signature page to Security Agreement

ELECTRON TRANSFER TECHNOLOGIES, INC.,
as a Grantor

By:	/s/ Michael W. Valente
Name: Michael W. Valente
Title: Secretary

Signature page to Security Agreement

COLLATERAL AGENT:

CITIBANK, N.A.,
as Collateral Agent

By:	/s/ Kirkwood Roland
Name: Kirkwood Roland
Title: Managing Director and Vice President

Signature page to Security Agreement

SCHEDULE II

INTELLECTUAL PROPERTY

1. Registered Copyrights and Copyright Applications

Owner(s)	Title	Filing/ Issued Date	Status	Application/ Registration No.
Electron Transfer Technologies, Inc.	PCSTAT	8/7/1989	Registered	TX0002653289

2. Registered Patents and Patent Applications

Owner(s)	Title	Filing/ Issued Date	Status	Application/ Registration No.
Versum Materials US, LLC	Stripping And Cleaning Composition	12/16/1997	Issued	5698503

Versum Materials US, LLC	Basic Stripping And Cleaning Composition	1/20/1998	Issued	5709756

Versum Materials US, LLC	Silicon nitride from bis (tertiarybutylamino) silane	2/23/1999	Issued	5874368

Versum Materials US, LLC	Polish process and slurry for planarization	3/2/1999	Issued	5876490

Versum Materials US, LLC	Chemical mechanical polishing composition	4/6/1999	Issued	5891205

Electron Transfer Technologies, Inc.	Method and apparatus for constant composition delivery of hydride gases for semiconductor processing	7/20/1999	Issued	5925232

Versum Materials US, LLC; Johnson Matthey Inc.	Method and apparatus for making ultra-pure hydrogen	9/21/1999	Issued	5955044

Versum Materials US, LLC	Method for removal of moisture from gaseous HCL	9/28/1999	Issued	5958356

Versum Materials US, LLC	Solvent purge mechanism	10/12/1999	Issued	5964230

Versum Materials US, LLC	Deposition of silicon dioxide and silicone oxynitride using bis (tertiarybutylamino) silane	11/2/1999	Issued	5976991

Versum Materials US, LLC	Aqueous stripping and cleaning compositions	12/7/1999	Issued	5997658

Electron Transfer Technologies, Inc.	Method and apparatus for constant composition delivery of hydride gases for semiconductor processing	6/27/2000	Issued	6080297

[Schedule II]

1

Versum Materials US, LLC	Fluorination with aminosulfur trifluorides	6/27/2000	Issued	6080886

Versum Materials US, LLC	Process for the synthesis of dialkyl, diaryl, and arylalkyl aminosulfur trifluorides	8/1/2000	Issued	6096922

Versum Materials US, LLC	Chemical mechanical polishing composition and process	9/12/2000	Issued	6117783

Versum Materials US, LLC	Solvent purge mechanism	10/31/2000	Issued	6138691

Versum Materials US, LLC	Thermally stable aminosulfur trifluorides	3/27/2001	Issued	6207860

Versum Materials US, LLC	Dynamic blending gas delivery system and method	4/17/2001	Issued	6217659

Versum Materials US, LLC	Vacuum preparation of hydrogen halidle drier	4/24/2001	Issued	6221132

Versum Materials US, LLC	Fluorination with aminosulfur trifluorides	4/24/2001	Issued	6222064

Versum Materials US, LLC	Thermally stable aminosulfur trifluorides	6/5/2001	Issued	6242645

Versum Materials US, LLC	Method of clean a wafer carrier	6/19/2001	Issued	6248177

Versum Materials US, LLC; Baikowski Chimie	Slurry composition and method of chemical mechanical polishing using same	6/26/2001	Issued	6251150

Versum Materials US, LLC	Chemical delivery system with ultrasonic fluid sensors	7/24/2001	Issued	6264064

Versum Materials US, LLC	Process for generating useful electrophiles from common anions and their application in electrophilic reactions with organic substrates	8/7/2001	Issued	6270843

Versum Materials US, LLC	Purification of nitrogen trifluoride by continuous cryogenic distillation	8/21/2001	Issued	6276168

Versum Materials US, LLC	Chemical delivery system with spill containment door	8/21/2001	Issued	6276404

Versum Materials US, LLC	Chemical mechanical polishing composition and process	11/6/2001	Issued	6313039

Versum Materials US, LLC	Solventless purgeable diaphragm valved manifold for low vapor pressure chemicals	8/13/2002	Issued	6431229

Versum Materials US, LLC	Processes for improved surface properties incorporating compressive heating of reactive gases	10/8/2002	Issued	6462142

Versum Materials US, LLC	Dynamic blending gas delivery system and method	2/4/2003	Issued	6514564

Versum Materials US, LLC	Active fluoride catalysts for fluorination reactions	2/25/2003	Issued	6524990

Versum Materials US, LLC	High purity chemical container with external level sensor and liquid sump	3/4/2003	Issued	6526824

Versum Materials US, LLC	Purification of hexafluoro-1,3-butadiene	4/8/2003	Issued	6544319

[Schedule II]

2

Versum Materials US, LLC	Preparation of metal imino/amino complexes for metal oxide and metal nitride thin films	4/22/2003	Issued	6552209

Versum Materials US, LLC	Organosilicon precursors for interlayer dielectric films with low dielectric constants	6/24/2003	Issued	6583048

Versum Materials US, LLC	High flow rate transportable UHP gas supply system	9/2/2003	Issued	6614009

Versum Materials US, LLC	Systems and methods for conditioning ultra high purity gas bulk containers	9/9/2003	Issued	6616769

Versum Materials US, LLC	Process for removing contaminant from a surface and composition useful therefor	9/30/2003	Issued	6627546

Versum Materials US, LLC	Chemical mechanical polishing composition and process	10/21/2003	Issued	6635186

Versum Materials US, LLC	Product delivery system for stationary or portable bulk containers	10/28/2003	Issued	6637469

Versum Materials US, LLC	Purgeable manifold for low vapor pressure chemicals containers	11/18/2003	Issued	6648034

Versum Materials US, LLC	Transportation and storage of ultra-high purity products	11/25/2003	Issued	6651703

Versum Materials US, LLC	Compositons for removing etching residue and use thereof	1/13/2004	Issued	6677286

Versum Materials US, LLC	Adsorbent for moisture removal from fluorine-containing fluids	3/23/2004	Issued	6709487

Versum Materials US, LLC	Purification of group ivb metal halides	8/3/2004	Issued	6770254

Versum Materials US, LLC	Systems and methods for conditioning ultra high purity gas bulk containers	11/9/2004	Issued	6814092

Versum Materials US, LLC	Compositions for removing etching residue and use thereof	11/23/2004	Issued	6821352

Versum Materials US, LLC	Selective polishing with slurries containing polyelectrolytes	11/30/2004	Issued	6824579

Versum Materials US, LLC	Cerium oxide slurry, and method of manufacturing substrate	12/7/2004	Issued	6827752

Versum Materials US, LLC	Low surface tension, low viscosity, aqueous, acidic compositions containing fluoride and organic, polar solvents for removal of photoresist and organic and inorganic etch residues at room temperature	12/7/2004	Issued	6828289

Versum Materials US, LLC	Multiple contents container assembly for ultrapure solvent purging	1/4/2005	Issued	6837251

Versum Materials US, LLC	Multiple contents container assembly for ultrapure solvent purging	1/11/2005	Issued	6840252

Versum Materials US, LLC	Methods for Using Porogens and/or Porogenated Precursors to Provide Porous Organosilica Glass Films with Low Dielectric Constants	1/25/2005	Issued	6846515

Versum Materials US, LLC	Stabilizers to Inhibit the Polymerization of Substituted Cyclotetrasiloxane	2/22/2005	Issued	6858697

[Schedule II]

3

Versum Materials US, LLC	Process For Removing Water From Ammonia	5/17/2005	Issued	6892473

Versum Materials US, LLC	Synthesis of Vicinal Difluoro Aromatics and Intermediates Thereof	5/17/2005	Issued	6894200

Versum Materials US, LLC	Ionic Additives for Extreme Low Dielectric Constant Chemical Formulations	5/24/2005	Issued	6896955

Versum Materials US, LLC	Multiple Contents Container Assembly for Ultrapure Solvent Purging	7/5/2005	Issued	6913029

Versum Materials US, LLC	Wafer Container Washing Apparatus	8/9/2005	Issued	6926017

Versum Materials US, LLC	Monitoring of Ultra-High Purity Product Storage Tanks During Transportation	9/6/2005	Issued	6938654

Versum Materials US, LLC	Aqueous Stripping And Cleaning Composition	9/13/2005	Issued	6943142

Versum Materials US, LLC	Compositions Suitable For Removing Photoresist, Photoresist Byproducts And Etching Residue, And Use Thereof	10/4/2005	Issued	6951710

Versum Materials US, LLC	Cabinet for Chemical Delivery with Solvent Purging	10/11/2005	Issued	6953047

Versum Materials US, LLC	Process for the Production and Purification of Bis(tertiary-butlamino)silane	11/8/2005	Issued	6963006

Versum Materials US, LLC	Selective Polishing with Slurries Containing Polyelectrolytes	11/15/2005	Issued	6964923

Versum Materials US, LLC	Purgeable Container for Low Vapor Pressure Chemicals	11/22/2005	Issued	6966348

Versum Materials US, LLC	Low Defectivity Product Slurry for CMP and Associated Production Method	12/27/2005	Issued	6979252

Versum Materials US, LLC	Process for Purifying Fluoroxy Compounds	2/21/2006	Issued	7002040

Versum Materials US, LLC	Catalytic Composition for Chemical- Mechanical Polishing, Method of Using Same, and Substrate Treated with Same	3/21/2006	Issued	7014669

Versum Materials US, LLC	Chemical-Mechanical Planarization Composition with Nitrogen Containing Polymer and Method for Use	4/4/2006	Issued	7022255

Versum Materials US, LLC	Catalyst Attached to Solid and Used to Promote Free Radical Formation in CMP Formulations	4/18/2006	Issued	7029508

Versum Materials US, LLC	Process For Producing 1,1- Difluorovinyl Cycloaliphatic Compounds	4/18/2006	Issued	7030283

Versum Materials US, LLC	Volatile Metal Beta-Ketoiminate Complexes	4/25/2006	Issued	7034169

Versum Materials US, LLC	Composition for Chemical-Mechanical Polishing and Method of Using Same	5/2/2006	Issued	7037350

[Schedule II]

4

Versum Materials US, LLC	Organometallic Complexes and Their Use as Precursors to Deposit Metal Films	6/20/2006	Issued	7064224

Versum Materials US, LLC	Precursors for Silica or Metal Silicate Films	6/20/2006	Issued	7064227

Versum Materials US, LLC	Burner and Process for Combustion of a Gas Capable of Reacting to Form Solid Products	7/11/2006	Issued	7074034

Versum Materials US, LLC	Process For The Purification of NF3	7/11/2006	Issued	7074378

Versum Materials US, LLC	Process for Purification of Germane	8/8/2006	Issued	7087102

Versum Materials US, LLC	Mechanical Enhancement of Dense and Porous Organosilicate Materials by UV Exposure	8/29/2006	Issued	7098149

Versum Materials US, LLC	Stabilizers to Inhibit the Polymerization of Substituted Cyclotetrasiloxane	9/5/2006	Issued	7101948

Versum Materials US, LLC	High Purity Chemical Container With Diptube and Level Sensor Terminating in Lowest Most Point of Concave Floor	10/24/2006	Issued	7124913

Versum Materials US, LLC	Compositions Substrate For Removing Etching Residue And Use Thereof	10/31/2006	Issued	7129029

Versum Materials US, LLC	Additives to Prevent Degradation of Alkyl-Hydrogen Siloxanes	10/31/2006	Issued	7129311

Versum Materials US, LLC	Tunable Composition and Method for Chemical-Mechanical Planarization with Aspartic Acid/Tolyltriazole	12/26/2006	Issued	7153335

Versum Materials US, LLC; Symyx Solutions, Inc.	Low Dielectric Materials and Methods for Making Same	3/6/2007	Issued	7186613

Versum Materials US, LLC	Volatile Metal Beta-Ketoiminate and Metal Beta-Diiminate Complexes	4/17/2007	Issued	7205422

Versum Materials US, LLC	Wafer Container Washing Apparatus	5/15/2007	Issued	7216655

Versum Materials US, LLC	Composition and Associated Methods for Chemical Mechanical Planarization Having High Selectivity for Metal Removal	7/24/2007	Issued	7247179

Versum Materials US, LLC	Method and Vessel for the Delivery of Precursor Materials	8/28/2007	Issued	7261118

Versum Materials US, LLC	Enhanced Purge Effect in Gas Conduit	9/4/2007	Issued	7264013

Versum Materials US, LLC	Chemical Mechanical Polishing Composition and Process	10/2/2007	Issued	7276180

Versum Materials US, LLC	Liquid Media Containing Lewis Basic Reactive Compounds for Storage and Delivery of Lewis Acidic Gases	10/16/2007	Issued	7282084

Versum Materials US, LLC	Xenon Recovery System	10/23/2007	Issued	7285154

[Schedule II]

5

Versum Materials US, LLC	Precursors for Depositing Silicon Containing Films	10/30/2007	Issued	7288145

Versum Materials US, LLC	Stabilizers to Inhibit the Polymerization of Substituted Cyclotetrasiloxane	11/27/2007	Issued	7300995

Versum Materials US, LLC; Symyx Solutions, Inc.	Low Dielectric Materials and Methods for Making Same	12/11/2007	Issued	7307343

Versum Materials US, LLC	Chemical Mechanical Polishing Composition and Process	1/1/2008	Issued	7314823

Versum Materials US, LLC	Polishing Method to Reduce Dishing of Tungsten on a Dielectric	1/8/2008	Issued	7316976

Versum Materials US, LLC	Porous Low Dielectric Constant Compositions and Methods for Making and Using Same	2/19/2008	Issued	7332445

Versum Materials US, LLC	Cabinet for Chemical Delivery with Solvent Purging and Removal	2/26/2008	Issued	7334595

Versum Materials US, LLC	Aqueous Polyurethane Dispersion and Method for Making and Using Same	3/11/2008	Issued	7342068

Versum Materials US, LLC	Porogens, Porogenated Precursors and Methods for Using the Same to Provide Porous Organosilica Glass Films with Low Dielectric Constants	6/10/2008	Issued	7384471

Versum Materials US, LLC	Ionic Liquid Based Mixtures for Gas Storage and Delivery	7/29/2008	Issued	7404845

Versum Materials US, LLC	Non-Thermal Process for Forming Porous Low Dielectric Constant Films	7/29/2008	Issued	7404990

Versum Materials US, LLC	Stabilization of Nitrogen-Containing and Oxygen-Containing Organosilanes Using Weakly Basic Ion-Exchange Resins	10/28/2008	Issued	7442822

Versum Materials US, LLC	Adsorbent for Water Removal from Ammonia	11/4/2008	Issued	7446078

Versum Materials US, LLC	Leak Containment Apparatus for Reactive Gases	11/11/2008	Issued	7448402

Versum Materials US, LLC	Component Heater	11/25/2008	Issued	7456374

Versum Materials US, LLC	Mechanical Enhancement of Dense and Porous Organosilicate Materials by UV Exposure	12/23/2008	Issued	7468290

Versum Materials US, LLC	Non-Thermal Process for Forming Porous Low Dielectric Constant Films	12/30/2008	Issued	7470454

Versum Materials US, LLC	Dihydroxy Enol Compounds Used in Chemical Mechanical Polishing Compositions Having Metal Ion Oxidizers	1/13/2009	Issued	7476620

Versum Materials US, LLC; E Ink Corporation	Electro-Optic Display and Materials for Use Therein	1/13/2009	Issued	7477444

Versum Materials US, LLC	Self-Contained Distillation Purifier/Superheater for Liquid-Fill Product Container and Delivery Sstems	1/27/2009	Issued	7481074

[Schedule II]

6

Versum Materials US, LLC	Activated Chemical Process for Enhancing Material Properties of Dielectric Films	3/10/2009	Issued	7500397

Versum Materials US, LLC	Free Radical-Forming Activator Attached to Solid and Used to Enhance CMP Formulations	4/7/2009	Issued	7513920

Versum Materials US, LLC	Chemical-Mechanical Planarization Composition Having Benzenesulfonic Acid and Per-Compound Oxidizing Agents, and Associated Method for Use	4/7/2009	Issued	7514363

Versum Materials US, LLC	Compositions for Chemical- Mechanical Planarization of Noble-Metal-Featured Substrates, Associated Methods, and Substrates Produced by Such Methods	4/28/2009	Issued	7524346

Versum Materials US, LLC	Process for Removing Contaminant from a Surface and Composition Useful Therefor	4/28/2009	Issued	7524801

Versum Materials US, LLC	Additives to Prevent Degradation of Alkyl-Hydrogen Siloxanes	5/12/2009	Issued	7531590

Versum Materials US, LLC	pH Buffered Aqueous Cleaning Composition and Method for RemovinPhotoresist Residue	5/19/2009	Issued	7534753

Versum Materials US, LLC; E Ink Corporation	Electro-Optic Displays, and Materials for Use Therein	6/23/2009	Issued	7551346

Versum Materials US, LLC	Ionic Liquid Based Mixtures for Gas Storage and Delivery	7/21/2009	Issued	7563308

Versum Materials US, LLC	Quaternary Trifluoromethylcyclohexane Derivatives for Liquid Crystals	2/16/2010	Issued	7662959

Versum Materials US, LLC	Formulation for Removal of Photoresist, Etch Residue and Barc	3/9/2010	Issued	7674755

Versum Materials US, LLC	Cyclic Chemical Vapor Deposition of Metal-Silicon Containing Films	3/16/2010	Issued	7678422

Versum Materials US, LLC	Aqueous Based Residue Removers Comprising Fluoride	3/23/2010	Issued	7682458

Versum Materials US, LLC	Soft Insert Gasket	3/30/2010	Issued	7686351

Versum Materials US, LLC	Semi-Aqueous Stripping and Cleaning Composition Containing Aminobenzenesulfonic Acid	3/30/2010	Issued	7687447

Versum Materials US, LLC	Method for Immobilizing Ligands and Organometallic Compounds on Silica Surface, and their Application in Chemical Mechanical Planarization	4/6/2010	Issued	7691287

Versum Materials US, LLC	Metal Complexes of Tridentate B-Ketoiminates	4/6/2010	Issued	7691984

Versum Materials US, LLC	Composition for Removal of Residue Comprising Cationic Salts and Methods Using Same	4/20/2010	Issued	7700533

[Schedule II]

7

Versum Materials US, LLC	Process for Removing Contaminant from a Surface and Composition Useful Therefor Description	4/20/2010	Issued	7700534

Versum Materials US, LLC	Metal Complexes of Tridentate Beta-Ketoiminates	5/25/2010	Issued	7723493

Versum Materials US, LLC	Selective Purification of Mono-Terpenes for Removal of Oxygen Containing Species	6/1/2010	Issued	7727401

Versum Materials US, LLC	Ti, Ta, Hf, Zr, and Related Metal Silicon Amides for ALD/CVD of Metal-Silicon Nitrides, Oxides or Oxynitrides	7/13/2010	Issued	7754906

Versum Materials US, LLC	Aqueous Buffered Fluoride-Containing Etch Residue Removers and Cleaners	10/5/2010	Issued	7807613

Versum Materials US, LLC	Dual-Flow Valve and Internal Processing Vessel Isolation System	10/12/2010	Issued	7811532

Versum Materials US, LLC	Process for Separating Components of a Multi-Component Feed Stream	11/23/2010	Issued	7837877

Versum Materials US, LLC	System and Method Comprising Same for Measurement and/or Analysis of Particles in Gas Stream	1/11/2011	Issued	7867779

Versum Materials US, LLC	Process for Producing Silicon Oxide Films From Organoaminosilane Precursors	1/25/2011	Issued	7875312

Versum Materials US, LLC	Precursors for CVD Silicon Carbo-Nitride and Silicon Nitride Films	1/25/2011	Issued	7875556

Versum Materials US, LLC	Aqueous Cleaning Composition and Method for Using Same	2/1/2011	Issued	7879782

Versum Materials US, LLC	Cleaning Composition for Semiconductor Substrates	2/1/2011	Issued	7879783

Versum Materials US, LLC	Aqueous Based Residue Removers Comprising Fluoride	2/15/2011	Issued	7888302

Versum Materials US, LLC	Mechanical Enhancement of Dense and Porous Organosilicate Materials by UV Exposure	4/26/2011	Issued	7932188

Versum Materials US, LLC	Precursors for CVD Silicon Carbo-Nitride Films	4/26/2011	Issued	7932413

Versum Materials US, LLC	Porogens, Porogenated Precursors and Methods for Using the Same to Provide Porous Organosilica Glass Films with Low Dielectric Constants	5/17/2011	Issued	7943195

Versum Materials US, LLC	Metal Complexes of Polydentate Beta- Ketoiminates	5/24/2011	Issued	7947814

Versum Materials US, LLC	Tellurium Precursors for GST Films in an ALD or CVD Process	6/14/2011	Issued	7960205

Versum Materials US, LLC	Stabilizers for the Stabilization of Unsaturated Hydrocarbon-Based Precursor	6/28/2011	Issued	7968001

[Schedule II]

8

Versum Materials US, LLC	Periodic Acid Compositions for Polishing Ruthenium/Low K Substrates	6/28/2011	Issued	7968465

Versum Materials US, LLC	Devices and Methods for Performing Inspections, Repairs, and/or Other Operations Within Vessels	7/5/2011	Issued	7971497

Versum Materials US, LLC; E Ink Corporation	Adhesives and Binders for Electro- Optic Displays	7/26/2011	Issued	7986450

Versum Materials US, LLC	Cross Purge Valve and Container Assembly	8/23/2011	Issued	8002247

Versum Materials US, LLC	Method and Apparatus for Achieving Maximum Yield in the Electrolytic Preparation of Group IV and V Hydrides	9/20/2011	Issued	8021536

Versum Materials US, LLC	Composition for Stripping and Cleaning and Use Thereof	10/4/2011	Issued	8030263

Versum Materials US, LLC	Adhesion to Copper and Copper Electromigration Resistance	10/25/2011	Issued	8043976

Versum Materials US, LLC	Stabilizers for the Stabilization of Unsaturated Hydrocarbon-Based Precursor	1/10/2012	Issued	8092709

Versum Materials US, LLC	Preparation of Metal Oxide Thin Film Via Cyclic CVD or ALD	1/10/2012	Issued	8092870

Versum Materials US, LLC	Semi-Aqueous Stripping and Cleaning Formulation for Metal Substrate and Methods for Using Same	2/7/2012	Issued	8110535

Versum Materials US, LLC	Dihydroxy Enol Compounds Used in Chemical Mechanical Polishing Compositions Having Metal Ion Oxidizers	2/14/2012	Issued	8114775

Versum Materials US, LLC	Precursors for Depositing Silicon- Containing Films and Methods for Making and Using Same	3/6/2012	Issued	8129555

Versum Materials US, LLC	Process and System for Providing Acetylene	3/6/2012	Issued	8129577

Versum Materials US, LLC	Compositions for Chemical- Mechanical Planarization of Noble- Metal-Featured Substrates, Associated Methods, and Substrates Produced by Such Methods	3/27/2012	Issued	8142675

Versum Materials US, LLC	Low Temperature Thermal Conductive Inks	3/27/2012	Issued	8143431

Versum Materials US, LLC	Splashguard for High Flow Vacuum Bubbler Vessel	4/24/2012	Issued	8162296

Versum Materials US, LLC	Process Stability of NBDE Using Substituted Phenol Stabilizers	5/8/2012	Issued	8173213

Versum Materials US, LLC	Method of Making a Multicomponent Film	6/5/2012	Issued	8193027

Versum Materials US, LLC	Ionic Liquid Based Mixtures for Gas Storage and Delivery	6/19/2012	Issued	8202446

Versum Materials US, LLC	Method for Making a Chlorosilane	6/26/2012	Issued	8206676

[Schedule II]

9

Versum Materials US, LLC	Method and Composition for Chemical Mechanical Planarization of a Metal-Containing Substrate	7/17/2012	Issued	8222145

Versum Materials US, LLC	Process Solutions Containing Surfactants	7/24/2012	Issued	8227395

Versum Materials US, LLC	Aqueous Stripping and Cleaning Composition	7/31/2012	Issued	8231733

Versum Materials US, LLC	Group 2 Metal Precursors for Depositing Multi-Component Metal Oxide Films	8/21/2012	Issued	8247617

Versum Materials US, LLC	Method and Composition for Chemical Mechanical Planarization of a Metal or a Metal Alloy	8/28/2012	Issued	8252688

Versum Materials US, LLC	Copper Precursors for Thin Film Deposition	9/11/2012	Issued	8263795

Versum Materials US, LLC	Selective Etching and Formation of Xenon Difluoride	10/2/2012	Issued	8278222

Versum Materials US, LLC	Process for Restoring Dielectric Properties	10/9/2012	Issued	8283260

Versum Materials US, LLC	Process for Selectively Depositing Copper Thin Films on Substrates With Copper and Ruthenium Areas Via Vapor Deposition	10/9/2012	Issued	8283485

Versum Materials US, LLC	Composition and Method for Photoresist Removal	10/16/2012	Issued	8288330

Versum Materials US, LLC	Porogens, Porogenated Precursors and Methods for Using the Same to Provide Porous Organosilica Glass Films with Low Dielectric Constants	10/23/2012	Issued	8293001

Versum Materials US, LLC; Tokyo Electron Limited	Low Temperature Deposition of Silicon-Containing Films	10/30/2012	Issued	8298628

Versum Materials US, LLC	High Coordination Sphere Group 2 Metal B-Diketiminate Precursors	11/20/2012	Issued	8313807

Versum Materials US, LLC	Antimony Precursors for GST Films in ALD/CVD Processes	11/27/2012	Issued	8318252

Versum Materials US, LLC	Low-Impurity Organosilicon Product as Precursor for CVD	12/11/2012	Issued	8329933

Versum Materials US, LLC	Stripper for Dry Film Removal	1/22/2013	Issued	8357646

Versum Materials US, LLC	Wet Clean Compositions for CoWP and Porous Dielectrics	1/29/2013	Issued	8361237

Versum Materials US, LLC	Electrodes for Electrolytic Germane Process	1/29/2013	Issued	8361303

Versum Materials US, LLC	Selective Etching of Silicon Dioxide Compositions	2/12/2013	Issued	8372756

Versum Materials US, LLC	Precursors for CVD Silicon Carbo- Nitride Films	2/26/2013	Issued	8383849

Versum Materials US, LLC	Materials and Methods of Forming Controlled Void	3/19/2013	Issued	8399349

[Schedule II]

10

Versum Materials US, LLC	Recovery of NF3 from Adsorption Operation	3/26/2013	Issued	8404024

Versum Materials US, LLC	Method and Composition for Chemical Mechanical Planarization of a Metal	4/9/2013	Issued	8414789

Versum Materials US, LLC	Stabilizers for the Stabilization of Unsaturated Hydrocarbon-Based Precursor	5/14/2013	Issued	8440099

Versum Materials US, LLC	Composition for Stripping and Cleaning and Use Thereof	5/14/2013	Issued	8440599

Versum Materials US, LLC	Methods for Depositing Silicon Dioxide or Silicon Oxide Films Using Aminovinylsilanes	6/11/2013	Issued	8460753

Versum Materials US, LLC	Precursors for Depositing Group 4 Metal-Containing Films	6/25/2013	Issued	8471049

Versum Materials US, LLC	Polishing Slurry for Copper Films	8/13/2013	Issued	8506661

Versum Materials US, LLC	Combination, Method, and Composition for Chemical Mechanical Planarization of a Tungsten-ContaininSubstrate	8/13/2013	Issued	8506831

Versum Materials US, LLC	Binary and Ternary Metal Chalcogenide Materials and Method of Making and Using Same	8/13/2013	Issued	8507040

Versum Materials US, LLC	Liquid Composition Containing Aminoether For Deposition of Metal- Containing Films	8/13/2013	Issued	8507704

Versum Materials US, LLC	Water-Rich Stripping and Cleaning Formulation and Method for Using Same	8/27/2013	Issued	8518865

Versum Materials US, LLC	Solenoid Bypass for Continuous Operation of Pneumatic Valve	9/10/2013	Issued	8528581

Versum Materials US, LLC	Process for Producing Silicon and Oxide Films From Organoaminosilane Precursors	9/10/2013	Issued	8530361

Versum Materials US, LLC	Recovering of Xenon by Adsorption Process	9/17/2013	Issued	8535414

Versum Materials US, LLC	Additives to Silane for Thin Film Silicon Photovoltaic Devices	9/17/2013	Issued	8535760

Versum Materials US, LLC	Method for Chemical Mechanical Planarization of a Copper-Containing Substrate	10/8/2013	Issued	8551887

Versum Materials US, LLC	Method of Making a Multicomponent Film	10/22/2013	Issued	8563353

Versum Materials US, LLC	Process for Inhibiting Corrosion and Removing Contaminant from a Surface During Wafer Dicing and Composition Useful Therefor	11/12/2013	Issued	8580656

Versum Materials US, LLC	Amino Vinylsilane Precursors for Stressed SiN Films	11/12/2013	Issued	8580993

Versum Materials US, LLC	Cylinder Surface Treated Container for Monochlorosilane	11/26/2013	Issued	8590705

[Schedule II]

11

Versum Materials US, LLC	Method and Equipment for Selectively Collecting Process Effluent	11/26/2013	Issued	8591634

Versum Materials US, LLC	Method and Apparatus for Achieving Maximum Yield in the Electrolytic Preparation of Group IV and V Hydrides	11/26/2013	Issued	8591720

Versum Materials US, LLC	Liquid Precursor for Depositing Group 4 Metal Containing Films	11/26/2013	Issued	8592606

Versum Materials US, LLC	System for Performing Inspections, Repairs, and/or Other Operations Within Vessels	12/31/2013	Issued	8616075

Versum Materials US, LLC	Metal Complexes for Metal-Containing Film Deposition	12/31/2013	Issued	8617305

Versum Materials US, LLC	Dielectric Barrier Deposition Using Oxygen Containing Precursor	1/28/2014	Issued	8637396

Versum Materials US, LLC	Amidate Precursors for Depositing Metal Containing Films	2/4/2014	Issued	8642797

Versum Materials US, LLC	Complexes of Imidazole Ligands	3/25/2014	Issued	8680289

Versum Materials US, LLC	Group IV Metal Complexes for Metal- Containing Film Deposition	4/8/2014	Issued	8691710

Versum Materials US, LLC	Method and Composition for Chemical Mechanical Planarization of a Metal or a Metal Alloy	4/15/2014	Issued	8697577

Versum Materials US, LLC	Volatile Imidazoles and Group 2 Imidazole Based Metal Precursors	4/22/2014	Issued	8703103

Versum Materials US, LLC	Dielectric Films Comprising Silicon and Methods for Making Same	4/22/2014	Issued	8703624

Versum Materials US, LLC	Methods to Prepare Silicon-Containing Films	4/22/2014	Issued	8703625

Versum Materials US, LLC	Splashguard and Inlet Diffuser for High Vacuum, High Flow Bubbler Vessel	4/29/2014	Issued	8708320

Versum Materials US, LLC	Method for Preparing Metal Complexes of Polydentate Beta-Ketoiminates	5/13/2014	Issued	8722933

Versum Materials US, LLC	Solenoid Bypass System for Continuous Operation of Pneumatic Valve	6/10/2014	Issued	8746272

Versum Materials US, LLC	Low K Precursors Providing Superior Integration Attributes	6/17/2014	Issued	8753986

Versum Materials US, LLC	Low-Impurity Organosilicon Product as Precursor for CVD	6/24/2014	Issued	8759563

Versum Materials US, LLC	Binary and Ternary Metal Chalcogenide Materials and Method of Making and Using Same	7/1/2014	Issued	8765223

Versum Materials US, LLC	Formulations and Method for Post-CMP Cleaning	7/1/2014	Issued	8765653

Versum Materials US, LLC	Organoaminosilane Precursors and Methods for Making and Using Same	7/8/2014	Issued	8771807

Versum Materials US, LLC	Aqueous Cleaning Composition for Removing Residues and Method Using Same	7/8/2014	Issued	8772214

[Schedule II]

12

Versum Materials US, LLC	Combination, Method, and Composition for Chemical Mechanical Planarization of a Tungsten-Containing Substrate	7/29/2014	Issued	8790521

Versum Materials US, LLC	Chemical Mechanical Planarization Composition and Method with Low Corrosiveness	9/2/2014	Issued	8821751

Versum Materials US, LLC	Plasma Enhanced Cyclic Chemical Vapor Deposition of Silicon-Containing Films	9/9/2014	Issued	8828505

Versum Materials US, LLC	Method and Composition for Chemical Mechanical Planarization of a Metal	9/23/2014	Issued	8841216

Versum Materials US, LLC	Materials and Methods of Forming Controlled Void	9/30/2014	Issued	8846522

Versum Materials US, LLC	Method for Chemical Mechanical Planarization of a Tungsten-Containing Substrate	10/14/2014	Issued	8858819

Versum Materials US, LLC	Chemical Mechanical Polishing (CMP) Composition for Shallow Trench Isolation (STI) Applications and Methods of Making Thereof	10/14/2014	Issued	8859428

Versum Materials US, LLC	Volatile Group 2 Metal Precursors	10/14/2014	Issued	8859785

Versum Materials US, LLC	Method for Wafer Dicing and Composition Useful Thereof	11/11/2014	Issued	8883701

Versum Materials US, LLC	Dielectric Barrier Deposition Using Nitrogen Containing Precursor	11/18/2014	Issued	8889235

Versum Materials US, LLC	Cleaning Formulations and Method of Using the Cleaning Formulations	11/18/2014	Issued	8889609

Versum Materials US, LLC	CMP Slurry/Method for Polishing Ruthenium and Other Films	12/9/2014	Issued	8906123

Versum Materials US, LLC	Low Temperature Deposition of Silicon-Containing Films	12/9/2014	Issued	8906455

Versum Materials US, LLC	Organoaminosilane Precursors and Methods for Depositing Films Comprising Same	12/16/2014	Issued	8912353

Versum Materials US, LLC	Process and System for Providing Acetylene	12/23/2014	Issued	8915992

Versum Materials US, LLC	Method for Forming Through-Base Wafer Vias for Fabrication of Stacked Devices	12/23/2014	Issued	8916473

Versum Materials US, LLC	Methods for Depositing Silicon Carbo- Nitride Film	1/13/2015	Issued	8932675

Versum Materials US, LLC	Process for Producing Silicon and Oxide Films From Organoaminosilane Precursors	1/27/2015	Issued	8940648

Versum Materials US, LLC	Splashguard for High Flow Vacuum Bubbler Vessel	2/3/2015	Issued	8944420

Versum Materials US, LLC	Electrolytic Apparatus, System and Method for the Safe Production of Nitrogen Trifluoride	2/3/2015	Issued	8945367

[Schedule II]

13

Versum Materials US, LLC	Methods for Using Porogens for Low K Porous Organosilica Glass Films	2/10/2015	Issued	8951342

Versum Materials US, LLC	Group 4 Metal Precursors for Metal-Containing Films	2/10/2015	Issued	8952188

Versum Materials US, LLC	Ultrasonic Liquid Level Sensing Systems	2/24/2015	Issued	8959998

Versum Materials US, LLC	Metal-Enolate Precursors for Depositing Metal-Containing Films	2/24/2015	Issued	8962875

Versum Materials US, LLC	Chemical Mechanical Polishing Slurry Compositions and Method Using the Same for Copper and Through-Silicon Via Applications	3/10/2015	Issued	8974692

Versum Materials US, LLC	Halogenated Organoaminosilane Precursors and Methods for Depositing Films Comprising Same	3/31/2015	Issued	8993072

Versum Materials US, LLC	Chemical Mechanical Polishing Composition Having Chemical Additives and Methods for Using Same	4/7/2015	Issued	8999193

Versum Materials US, LLC	Organoaminosilane Precursors and Methods for Making and Using Same	4/14/2015	Issued	9005719

Versum Materials US, LLC	Low K Precursors Providing Superior Integration Attributes	4/28/2015	Issued	9018107

Versum Materials US, LLC	Complexes of Imidazole Ligands	4/28/2015	Issued	9018387

Versum Materials US, LLC	Porogens, Porogenated Precursors and Methods for Using the Same to Provide Porous Organosilica Glass Films with Low Dielectric Constants	6/23/2015	Issued	9061317

Versum Materials US, LLC	Chemical Mechanical Polishing (CMP) Composition for Shallow Trench Isolation (STI) Applications and Methods of Making Thereof	6/23/2015	Issued	9062230

Versum Materials US, LLC	Multidentate Ketoimine Ligands for Metal Complexes	7/14/2015	Issued	9079923

Versum Materials US, LLC	Solid Source Container With Inlet Plenum	8/18/2015	Issued	9109287

Versum Materials US, LLC	Alkoxyaminosilane Compounds and Applications Thereof	12/1/2015	Issued	9200167

Versum Materials US, LLC	Chemical-Mechanical Planarization Composition Having Benzenesulfonic Acid and Per-Compound Oxidizing Agents, and Associated Method for Use	12/1/2015	Issued	9200180

Versum Materials US, LLC	Water-Rich Stripping and Cleaning Formulation and Method for Using Same	12/1/2015	Issued	9201308

Versum Materials US, LLC	Method of Making a Multicomponent Film	12/15/2015	Issued	9214630

Versum Materials US, LLC	Onsite Ultra High Purity Chemicals or Gas Purification	12/22/2015	Issued	9216364

[Schedule II]

14

Versum Materials US, LLC	Composition for Removing Photoresist and/or Etching Residue from a Substrate and Use Thereof	12/22/2015	Issued	9217929

Versum Materials US, LLC	Titanium Nitride Hard Mask and Etch Residue Removal	12/29/2015	Issued	9222018

Versum Materials US, LLC	Vessels With Personnel Access Provisions	12/29/2015	Issued	9222622

Versum Materials US, LLC	CMP Slurry/Method for Polishing Ruthenium and Other Films	12/29/2015	Issued	9224614

Versum Materials US, LLC	Organoaminosilanes and Methods for Making Same	1/12/2016	Issued	9233990

Versum Materials US, LLC	Non-Oxygen Containing Silicon-Based Films and Methods of Forming the Same	1/26/2016	Issued	9243324

Versum Materials US, LLC	Process for Making Trisilylamine	3/15/2016	Issued	9284198

Versum Materials US, LLC	Materials and Methods of Forming Controlled Void	3/22/2016	Issued	9293361

Versum Materials US, LLC	Purification of Nitrogen Trifluoride by Pressure Swing Adsorption	4/5/2016	Issued	9302214

Versum Materials US, LLC	Chemical Mechanical Polishing (CMP) Composition for Shallow Trench Isolation (STI) Applications and Methods of Making Thereof	4/5/2016	Issued	9305476

Versum Materials US, LLC	Chemical Mechanical Polishing Slurry Compositions and Method Using the Same for Copper and Through-Silicon Via Applications	4/5/2016	Issued	9305806

Versum Materials US, LLC	Ultrasonic Liquid Level Sensing Systems	4/19/2016	Issued	9316525

Versum Materials US, LLC	Method for Wafer Dicing and Composition Useful Thereof	5/3/2016	Issued	9328318

Versum Materials US, LLC	Organoaminodisilane Precursors and Methods for Depositing Films Comprising Same	5/10/2016	Issued	9337018

Versum Materials US, LLC	Splashguard and Inlet Diffuser for High Vacuum, High Flow Bubbler Vessel	9/6/2016	Issued	9435027

Versum Materials US, LLC	Compositions for Removing Residue from a Substrate and Use Thereof	2/8/2011	Issued	RE42128

Versum Materials US, LLC	Solvent Free Aqueous Polyurethane Dispersions and Methods of Making and Using the Same	12/6/2010	Pending	12/961256

Versum Materials US, LLC	Vessel with Filter	5/20/2013	Pending	13/897967

Versum Materials US, LLC	Volatile Dihydropyrazinly and Dihydropyrazine Metal Complexes	7/11/2014	Pending	14/329323

Versum Materials US, LLC	Method of Making a Multicomponent Film	11/13/2015	Pending	14/940340

Versum Materials US, LLC	Ultrasonic Liquid Level Sensing Systems	3/24/2016	Pending	15/079708

[Schedule II]

15

Versum Materials US, LLC	Diptube Design for a Host Ampoule	6/19/2015	Pending	14/744133

Versum Materials US, LLC	Ultrasonic Liquid Level Sensing Systems	8/11/2015	Pending	14/823027

Versum Materials US, LLC	VESSEL AND METHOD FOR DELIVERY OF PRECURSOR MATERIALS	4/8/2016	Pending	15/094551

Versum Materials US, LLC	HIGH PURITY TUNGSTEN HEXACHLORIDE AND METHOD FOR MAKING SAME	4/12/2016	Pending	15/096872

Versum Materials US, LLC	CONTAINER FOR CHEMICAL PRECURSORS IN A DEPOSITION PROCESS	4/29/2016	Pending	15/142847

Versum Materials US, LLC	Methods for Depositing Group 13 Metal or Metalloid Nitride Films	7/14/2016	Pending	15/210172

Versum Materials US, LLC	DELIVERY CONTAINER WITH FLOW DISTRIBUTOR	5/12/2016	Pending	62/335396

Versum Materials US, LLC	Precursors for CVD Silicon Carbo-Nitride Films	12/16/2014	Pending	14/571943

Versum Materials US, LLC	Method for Removal of Carbon from an Organosilicate Material	7/8/2013	Pending	13/936557

Versum Materials US, LLC	Methods to Prepare Silicon-Containing Films	2/28/2014	Pending	14/193417

Versum Materials US, LLC; Tokyo Electron Limited	Chemical Vapor Deposition Method	12/15/2015	Issued	9212420

Versum Materials US, LLC	Compositions and Processes for Depositing Carbon-Doped Silicon-Containing Films	6/1/2012	Pending	14/122825

Versum Materials US, LLC	COMPOSITIONS AND PROCESSES FOR DEPOSITING CARBON-DOPED SILICON-CONTAINING FILMS	8/10/2016	Pending	15/233018

Versum Materials US, LLC	High Temperature Atomic Layer Deposition of Silicon Oxide Thin Films	4/5/2013	Pending	13/857507

Versum Materials US, LLC	Catalyst and Formulations Comprising Same for Alkoxysilanes Hydrolysis Reaction in Semiconductor Process	1/10/2013	Pending	13/738482

Versum Materials US, LLC	Alkoxyaminosilane Compounds and Applications Thereof	11/13/2015	Pending	14/940249

Versum Materials US, LLC	Compositions and Methods for Making Silicon Containing Films	3/8/2013	Pending	14/383690

Versum Materials US, LLC	Barrier Materials for Display Devices	3/8/2013	Pending	14/383723

Versum Materials US, LLC	Organoaminodisilane Precursors and Methods for Depositing Films Comprising Same	5/24/2013	Pending	13/902375

Versum Materials US, LLC	Organoaminodisilane Precursors and Methods for Depositing Films Comprising Same	10/10/2014	Pending	14/511719

[Schedule II]

16

Versum Materials US, LLC	METHODS FOR DEPOSITING FILMS WITH ORGANOAMINODISILANE PRECURSORS	3/18/2016	Pending	15/073899

Versum Materials US, LLC	Alkoxysilylamine Compounds and Applications Thereof	12/4/2013	Pending	14/096388

Versum Materials US, LLC	Compositions and Methods Using Same for Flowable Oxide Deposition	8/12/2014	Pending	14/457397

Versum Materials US, LLC	Process for Making Trisilylamine	2/2/2016	Pending	15/013224

Versum Materials US, LLC	Aza-Polysilane Precursors and Methods for Depositing Films ComrisinSame	6/2/2014	Pending	14/293554

Versum Materials US, LLC	Organoaminosilane Precursors and Methods for Depositing Films Comprising Same	9/11/2014	Pending	14/483751

Versum Materials US, LLC	Methods for Depositing Silicon Nitride Films	9/26/2014	Pending	14/498044

Versum Materials US, LLC	Organoaminosilanes and Methods for Making Same	12/2/2015	Pending	14/956748

Versum Materials US, LLC	Method and Composition for Providing Pore Sealing Layer on Porous Low Dielectric Constant Films	8/7/2015	Pending	14/820982

Versum Materials US, LLC	Compositions and Methods for the Deposition of Silicon Oxide Films	3/18/2015	Pending	14/661652

Versum Materials US, LLC	Alkyl-Alkoxysilacyclic Compounds and Methods for Depositing Films Using Same	6/5/2015	Pending	14/732250

Versum Materials US, LLC	ALKYLAMINOSILANE COMPOUNDS AND METHODS FOR USING SAME	7/7/2016	Pending	62/359460

Versum Materials US, LLC	Silicon-Based Films and Methods of Forming the Same	10/27/2015	Pending	14/924098

Versum Materials US, LLC	BISAMINOALKOXYSILANE COMPOUNDS AND METHODS FOR USING SAME TO DEPOSIT SILICON-CONTAINING FILMS	2/8/2016	Pending	15/017913

Versum Materials US, LLC	Method and Precursors for Manufacturing 3D Devices	9/30/2015	Pending	14/871233

Versum Materials US, LLC	METHODS FOR DEPOSITING ORGANOSILICATE GLASS FILMS FOR USE AS RESISTIVE RANDOM ACCESS MEMORY	2/23/2016	Pending	62/298611

Versum Materials US, LLC	Boron-Containing Compounds, Compositions, and Methods for the Deposition of a Boron Containing Films	3/24/2016	Pending	15/079585

Versum Materials US, LLC	COMPOUNDS AND METHODS FOR DEPOSITING SILICON CONTAINING FILMS	2/18/2016	Pending	62/296806

Versum Materials US, LLC	Methods for Depositing a Conformal Group 13-Doped Metal or Metalloid Silicon Nitride Film	9/09/2016	Pending	PCT/US2016 /050874

[Schedule II]

17

Versum Materials US, LLC	Methods for Depositing a Conformal Metal or Metalloid Silicon Nitride Film	10/6/2015	Pending	62/237899

Versum Materials US, LLC	COMPOSITIONS AND METHODS USING SAME FOR DEPOSITION OF SILICON-CONTAINING FILM	12/21/2015	Pending	62/270259

Versum Materials US, LLC	HIGH TEMPERATURE ATOMIC LAYER DEPOSITION OF SILICON-CONTAINING FILMS	1/20/2016	Pending	62/280886

Versum Materials US, LLC	Compositions and Methods for Depositing Silicon-Containing Films	2/8/2016	Pending	62/292624

Versum Materials US, LLC	COMPOSITIONS AND METHODS USING SAME FOR DEPOSITION OF SILICON-CONTAINING FILM	2/26/2016	Pending	62/300312

Versum Materials US, LLC	High Purity Ethylenediamine for Semiconductor Applications	7/21/2016	Pending	62/364959

Versum Materials US, LLC	PRECURSORS AND FLOWABLE CVD METHODS FOR MAKING LOW-K FILMS TO FILL SURFACE FEATURES	8/30/2016	Pending	62/381222

Versum Materials US, LLC	COMPOSITIONS AND METHODS USING SAME FOR CARBON DOPED SILICON CONTAINING FILMS	7/27/2016	Pending	62/367260

Versum Materials US, LLC	Composition and Method Used for Chemical Mechanical Planarization of Metals	11/20/2015	Pending	14/947711

Versum Materials US, LLC	Composition and Method Used for Chemical Mechanical Planarization of Metals	6/16/2008	Pending	12/213141

Versum Materials US, LLC	Chemical Mechanical Planarization for Tungsten-Containing Substrates	12/27/2013	Pending	14/142087

Versum Materials US, LLC	CHEMICAL MECHANICAL POLISHING (CMP) COMPOSITION FOR SHALLOW TRENCH ISOLATION (STI) APPLICATIONS AND METHODS OF MAKING THEREOF	3/2/2016	Pending	15/058268

Versum Materials US, LLC	Metal Compound Coated Colloidal Particles Process for Making and Use Therefor	3/25/2014	Pending	14/224839

Versum Materials US, LLC	Barrier Chemical Mechanical Planarization Composition and Method Thereof	9/30/2014	Pending	14/502186

Versum Materials US, LLC	Metal Compound Chemically Anchored Colloidal Particles and Methods of Production and Use Thereof	3/15/2016	Pending	15/070590

Versum Materials US, LLC	Chemical Mechanical Polishing (CMP) of Cobalt-Containing Substrate	7/15/2015	Pending	14/800323

[Schedule II]

18

Versum Materials US, LLC	Chemical Mechanical Polishing Slurry for Reducing Corrosion and Method of Use Therefor	10/15/2015	Pending	14/884104

Versum Materials US, LLC	Dishing Reducing in Tungsten Chemical Mechanical Polishing	2/3/2016	Pending	15/014210

Versum Materials US, LLC	Composite Abrasive Particles for Chemical Mechanical Planarization Composition and Method of Use Thereof	9/21/2015	Pending	62/221379

Versum Materials US, LLC	Composite Abrasive Particles for Chemical Mechanical Planarization Composition and Method of Use Thereof	1/12/2016	Pending	14/993128

Versum Materials US, LLC	COMPOSITE ABRASIVE PARTICLES FOR CHEMICAL MECHANICAL PLANARIZATION COMPOSITION AND METHOD OF USE THEREOF	7/12/2016	Pending	15/208334

Versum Materials US, LLC	LOW DISHING COPPER CHEMICAL MECHANICAL PLANARIZATION	1/20/2016	Pending	15/001846

Versum Materials US, LLC	BARRIER CHEMICAL MECHANICAL PLANARIZATION SLURRIES USING CERIA-COATED SILICA ABRASIVES	5/27/2016	Pending	15/166605

Versum Materials US, LLC	Stop-on-Nitride Additive	9/19/2016	Pending	15/268956

Versum Materials US, LLC	CHEMICAL MECHANICAL PLANARIZATION OF SILICON CONTAINING MATERIALS	1/25/2016	Pending	62/286606

Versum Materials US, LLC	CHEMICAL MECHANICAL POLISHING (CMP) OF COBALT-CONTAINING SUBSTRATE	6/16/2016	Pending	62/350844

Versum Materials US, LLC	COMPOSITE PARTICLES, METHOD OF REFINING AND USE THEREOF	3/31/2016	Pending	62/316089

Versum Materials US, LLC	CHEMICAL MECHANICAL PLANARIZATION SLURRY FOR Ru FILM	6/1/2016	Pending	62/344052

Versum Materials US, LLC	ADDITIVES FOR HIGH REMOVAL RATE CHEMICAL MECHANICAL PLANARIZATION SLURRIES	6/1/2016	Pending	62/344222

Versum Materials US, LLC	ADDITIVES FOR BARRIER CHEMICAL MECHANICAL PLANARIZATION	7/1/2016	Pending	62/357571

Versum Materials US, LLC	Fixture Drying Apparatus and Method	5/28/2009	Pending	12/474237

Versum Materials US, LLC	Slurry Supply and/or Chemical Blend Supply Apparatuses, Processes, Methods of Use and Methods of Manufacture	3/18/2014	Pending	14/218578

[Schedule II]

19

Versum Materials US, LLC	Divided Electrochemical Cell and Low Cost High Purity Hydride Gas Production Process	8/10/2015	Pending	14/822299

Versum Materials US, LLC	Vessels With Personnel Access Provisions	12/7/2015	Pending	14/961207

Versum Materials US, LLC	Onsite Ultra High Purity Chemicals or Gas Purification	11/13/2015	Pending	14/940612

Versum Materials US, LLC	Process for Recovery and Purification of Nitrous Oxide	6/4/2014	Pending	14/295724

Versum Materials US, LLC	System and Method for Xenon Recovery	9/26/2014	Pending	14/498354

Versum Materials US, LLC	Electrolytic Apparatus, System and Method for the Efficient Production of Nitrogen Trifluoride	12/4/2014	Pending	14/560023

Versum Materials US, LLC	System and Method for Gas Recovery and Reuse	12/11/2014	Pending	14/567353

Versum Materials US, LLC	Cleaning Formulations	8/27/2013	Pending	14/010748

Versum Materials US, LLC	Stripping and Cleaning Compositions for Removal of Thick Film Resist	2/8/2016	Pending	15/018564

Versum Materials US, LLC	Composition for Titanium Nitride Hard Mask and Etch Residue Removal	11/19/2014	Pending	14/547864

Versum Materials US, LLC	Copper Corrosion Inhibition System	7/2/2015	Pending	14/790966

Versum Materials US, LLC	Stripping Compositions Having High WN/W Etching Selectivity	12/21/2015	Pending	14/976737

Versum Materials US, LLC	Semi-Aqueous Photoresist or Semiconductor Manufacturing Residue Stripping and Cleaning Composition with Improved Silicon Passivation	12/9/2015	Pending	14/964033

Versum Materials US, LLC	Etchant Solutions and Method of Use Thereof	12/22/2015	Pending	14/978383

Versum Materials US, LLC	Composition For Treating Surface Of Substrate, Method And Device	3/29/2016	Pending	15/084169

Versum Materials US, LLC	TiN HARD MASK AND ETCH RESIDUE REMOVAL	4/26/2016	Pending	15/138835

Versum Materials US, LLC	Selectively Removing Titanium Nitride Hard Mask and Etch Residue Removal	3/22/2016	Pending	15/077374

Versum Materials US, LLC	Cleaning Formulations	9/13/2016	Pending	15/264078

Versum Materials US, LLC	PHOTORESIST CLEANING COMPOSITION USED IN PHOTOLITHOGRAPHY AND A METHOD FOR TREATING SUBSTRATE THEREWITH	8/3/2016	Pending	15/227450

Versum Materials US, LLC	Etching Compositions and Methods For Using Same	11/25/2015	Pending	62/259870

Versum Materials US, LLC	ETCHING COMPOSITIONS AND METHODS FOR USING SAME	2/26/2016	Pending	62/300382

Versum Materials US, LLC	Compounds and Methods for Depositing Silicon Containing Films	12/14/2015	Pending[1]	62/266997

[1]	Inactive provisional application.

[Schedule II]

20

3. Registered Trademarks and Trademark Applications

Owner(s)	Title	Filing/ Issued Date	Status	Application/ Registration No.
Versum Materials US, LLC	SYTON	12/28/2004	Registered	2914670

Versum Materials US, LLC	GASGUARD	4/28/1992	Registered	1684289

Versum Materials US, LLC	M DOT	3/14/1989	Registered	1529406

Versum Materials US, LLC	TRANSFILL	9/21/1993	Registered	1793492

Versum Materials US, LLC	CHEMGUARD	4/17/2001	Registered	2444767

Versum Materials US, LLC	FACS	6/1/2004	Registered	2849540

Versum Materials US, LLC	QMAC (Design)	6/9/1987	Registered	1441835

Versum Materials US, LLC	VAPORGUARD	3/17/2009	Registered	3591964

Versum Materials US, LLC	QMAC	10/16/2007	Registered	3311619

Versum Materials US, LLC	AIROPAK	7/9/1985	Registered	1347953

Versum Materials US, LLC	SELECTFLUOR	2/7/1995	Registered	1877305

Versum Materials US, LLC	DEOXO-FLUOR	6/26/2001	Registered	2464013

Versum Materials US, LLC	MEGASYS	10/5/1999	Registered	2282777

Versum Materials US, LLC	SERVICE PLUS	8/28/2001	Registered	2483128

Versum Materials US, LLC	AIROPAK	11/14/1989	Registered	1565620

Versum Materials US, LLC	MEGA-CLASS	7/25/2000	Registered	2369676

Versum Materials US, LLC	BLUE AMMONIA	4/21/1998	Registered	2152414

Versum Materials US, LLC	SOLKATRONIC and Design	1/19/1988	Registered	1472757

Versum Materials US, LLC	WHITE AMMONIA	4/27/2004	Registered	2837199

Versum Materials US, LLC	SCHUMACHER and Design	2/25/2007	Registered	2040305

[Schedule II]

21

Versum Materials US, LLC	MEGABIT	9/25/1990	Registered	1614520

Versum Materials US, LLC	EXTREMA	11/29/1977	Registered	1078178

Versum Materials US, LLC	TOMCATS	5/15/1990	Registered	1595894

Versum Materials US, LLC	EXTREMA	9/29/1992	Registered	1719727

Versum Materials US, LLC	TRANS-LC	7/27/1993	Registered	1783773

Versum Materials US, LLC	PDEMS	9/20/2005	Registered	2998952

Versum Materials US, LLC	SCHUMACHER	11/27/2007	Registered	3342623

Versum Materials US, LLC	AP-LTN	11/24/2009	Registered	3715690

Versum Materials US, LLC	AP-LTO	5/20/2008	Registered	3432204

Versum Materials US, LLC	AP-LTS	1/21/2014	Registered	4472355

Versum Materials US, LLC	DEMS	4/13/2004	Registered	2832095

Versum Materials US, LLC	ACT	7/25/2000	Registered	2371286

Versum Materials US, LLC	COPPEREADY	7/30/2002	Registered	2602454

Versum Materials US, LLC	EZSTRIP	3/27/2007	Registered	3221422

Versum Materials US, LLC	FLOWMASTER	8/24/2010	Registered	3836604

Versum Materials US, LLC	FLEXTHANE	5/29/2009	Registered	3627457

Versum Materials US, LLC	SUNSOURCE	3/6/2012	Registered	4109173

[Schedule II]

22

EXHIBIT A TO SECURITY AGREEMENT

FORM OF SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO.                     , dated as of                      (this “Supplement”), to the Security Agreement (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms thereof, the “Security Agreement”), dated as of September 30, 2016 by and among VERSUM MATERIALS, INC., a Delaware corporation (the “Borrower”), the grantors party thereto (together with the Borrower and any other Person that becomes a party thereto pursuant to Section 8.14 of the Security Agreement, collectively, the “Grantors”) and CITIBANK, N.A., as Collateral Agent (together with its successors and assigns, in such capacity, the “Collateral Agent”) for the Secured Parties.

1. Reference is made to that certain Credit Agreement, dated as of September 30, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent.

2. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or the Security Agreement, as applicable.

3. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

Section 1. In accordance with Section 8.14 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof (provided that representations and warranties that specifically refer to an earlier date shall be made with respect to the date hereof). In furtherance of the foregoing, the New Subsidiary, as security for the payment in full of the Secured Obligations, does hereby create and grant to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, their successors and permitted assigns, a security interest in and Lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary. The Security Agreement is hereby incorporated herein by reference.

Section 2. The New Subsidiary represents and warrants to the Collateral Agent, for the benefit of the Secured Parties that, as of the date hereof, (a) it is duly authorized by all necessary corporate, membership, partnership or other necessary action to execute and deliver this

Supplement and to perform its obligations under this Supplement; (b) this Supplement has been duly executed and delivered by the New Subsidiary; and (c) this Supplement when executed and delivered by the New Subsidiary will constitute, a legal, valid and binding obligation of the New Subsidiary Guarantor, enforceable in accordance with its terms, except as such enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally, (ii) subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) subject to the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Guarantor in favor of the Secured Parties.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4. The New Subsidiary hereby represents and warrants the information set forth in the attached Perfection Certificate is correct and complete in all material respects. Such Perfection Certificate shall be deemed to supplement the Schedules to the Security Agreement. The New Subsidiary hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets, whether now existing or hereafter arising” of the New Subsidiary or words of similar effect as being of an equal or lesser scope or with greater detail, and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to the New Subsidiary and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates.

Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 6. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE OF NEW YORK.

Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement.

Section 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement in accordance with (and subject to) Section 8.03(a) of the Security Agreement; provided however, that the Borrower shall remain primarily liable for such expenses pursuant to the Credit Agreement.

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the date first above written.

[NAME OF NEW SUBSIDIARY],
as the New Subsidiary and a Grantor

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

CITIBANK, N.A., as the Collateral Agent

By:
Name:
Title:

EXHIBIT B TO SECURITY AGREEMENT

FORM OF PERFECTION CERTIFICATE

[            ], 20[    ]

Reference is made to that certain Credit Agreement dated as of September 30, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Versum Materials, INC., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent for the Lenders (in such capacity, “Agent”). Capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement. The Borrower and each other Loan Party (collectively, the “Grantors”) hereby certify as follows:

I.	CURRENT INFORMATION

A. Legal Names, Organizations, Jurisdictions of Organization and Organizational Identification Numbers. The full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability membership agreement or similar organizational documents, in each case as amended to date), the type of organization, the jurisdiction of organization (or formation, as applicable), and the organizational identification number (not tax i.d. number) of each Grantor are as follows:

Name of Grantor	Type of Organization (e.g. corporation, limited liability company, limited partnership)	Jurisdiction of Organization/ Formation	Organizational Identification Number

B. Chief Executive Offices and Mailing Addresses. The chief executive office address and the preferred mailing address (if different than chief executive office) of each Grantor are as follows:

Name of Grantor	Address of Chief Executive Office	Mailing Address (if different than CEO)

C. Trade Names/Assumed Names. Current Trade Names. Set forth below is each trade name or assumed name currently used by any Grantor or by which any Grantor is known or is transacting any business:

Grantor	Trade/Assumed Name

D. Changes in Names, Jurisdiction of Organization or Corporate Structure.

Except as set forth below, no Grantor has changed its name, jurisdiction of organization or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years:

Grantor	Date of Change	Description of Change

E. Prior Addresses.

Grantor	Prior Address/City/State/Zip Code

F. Acquisitions of Equity Interests or Assets.

Except as set forth below, no Grantor has acquired the equity interests of another entity or substantially all the assets of another entity within the past five (5) years:

Grantor	Date of Acquisition	Description of Acquisition

G. Corporate Ownership and Organizational Structure.

Attached as Exhibit G hereto is a true and correct list showing the ownership relationship of Holdings and each of its Subsidiaries.

II.	INFORMATION REGARDING CERTAIN COLLATERAL

A. Investment Related Property.

1. Equity Interests. Set forth below is a list of all equity interests owned by each Grantor together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust):

Grantor	Issuer	Type of Organization	% of Shares Owned

2. Debt Securities & Instruments. Set forth below is a list of all debt securities and instruments owed to any Grantor in the principal amount of greater than $2,500,000:

Lender	Borrower	Currency	Amount (USD)

B. Intellectual Property. Set forth below is a list of all patents, trademarks and copyrights owned by each Grantor and registered (or for which an application for registration is pending) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable:

1. Registered Copyrights and Copyright Applications

Grantor	Title	Filing Date/Issued Date	Status	Application/ Registration No.

2. Registered Patents and Patent Applications

Grantor	Title	Filing Date/Issued Date	Status	Application/ Registration No.

3. Registered Trademarks and Trademark Applications

Grantor	Title	Filing Date/Issued Date	Status	Application/ Registration No.

C. Real Estate Related UCC Collateral.

1. Locations. Set forth below are all the locations where any Grantor owns any Material Real Property:

Grantor	Address/City/State/Zip Code	County

IN WITNESS WHEREOF, the undersigned hereto has caused this Perfection Certificate to be executed as of the date first set forth above by its officer thereunto duly authorized.

VERSUM MATERIALS, INC.

By:
	Name:	[●]
	Title:	[●]

[INSERT EACH OTHER LOAN PARTY IN ADDITION TO THE BORROWER]

By:
	Name:	[●]
	Title:	[●]

EXHIBIT C TO SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

This Trademark Security Agreement, dated as of [                    ] by and between [Name of Grantor], a [                    ] formed under the laws of [                    ] (the “Grantor”), in favor of CITIBANK, N.A., in its capacity as Collateral Agent pursuant to the Credit Agreement dated as of September 30, 2016 (in such capacity together with its successors and assigns, the “Grantee”).

W I T N E S S E T H:

Whereas, the Grantor is party to a Security Agreement dated as of September 30, 2016 (as amended, modified or supplemented, the “Security Agreement”) in favor of the Grantee pursuant to which the Grantor is required to execute and deliver this Trademark Security Agreement;

Now, therefore, in consideration of the premises and to induce the Grantee, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantor hereby agrees with the Grantee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. As security for the payment in full of the Secured Obligations, the Grantor hereby pledges and grants to the Grantee for the benefit of the Secured Parties a security interest in and to all of its right, title and interest in, to and under (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, and designs, all registrations and applications filed in connection therewith, including the registrations and applications listed on Schedule I attached hereto, and all goodwill of the business connected with the use thereof or symbolized thereby, and (b) any and all (i) rights and privileges arising under Applicable Law with respect thereto, (ii) renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future Infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future Infringements thereof; provided that with respect to any United States Trademark applications in the United States Patent and Trademark Office filed on the basis of any Grantor’s “intent to use” such Trademarks will not be deemed to be Collateral unless and until a “Statement of Use” or “Amendment to Allege Use” has been filed with the United States Patent and Trademark Office, whereupon such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral.

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. Grantor hereby acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms. In the event that any provision of this Trademark Security Agreement is deemed to conflict with or is otherwise inconsistent with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.

SECTION 5. Termination. Upon termination of the Security Agreement, the security interest granted pursuant to this Trademark Security Agreement shall be automatically released and the Grantee shall, at the reasonable request of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in all the Trademarks owned by the Grantor, including, without limitation, those registered or applied for Trademarks listed on Schedule I attached hereto. Upon (i) the sale or other transfer by the Grantor of any Collateral constituting Trademarks (other than to another Grantor) that is permitted under the Credit Agreement or (ii) the Grantor being released from its obligations under the Security Agreement, in each case, the security interest granted pursuant to this Trademark Security Agreement shall be automatically released in accordance with (and subject to) Section 8.13 of the Security Agreement.

SECTION 6. Governing Law. THIS TRADEMARK SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts. Delivery of an executed signature page to this Trademark Security Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Trademark Security Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[NAME OF GRANTOR], as the Grantor

By:
Name:
Title:

Accepted and Agreed:

CITIBANK, N.A., as the Collateral Agent and the Grantee

By:
Name:
Title

SCHEDULE I

to

GRANT OF SECURITY INTEREST

IN UNITED STATES TRADEMARKS

Trademark	Registration No. or Application No.

EXHIBIT D TO SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

This Patent Security Agreement, dated as of [                    ], by and between [Name of Grantor], a [                    ] formed under the laws of [                    ] (the “Grantor”), in favor of CITIBANK, N.A., in its capacity as Collateral Agent pursuant to the Credit Agreement dated as of September 30, 2016, (in such capacity together with its successors and assigns, the “Grantee”).

W I T N E S S E T H:

Whereas, the Grantor is party to a Security Agreement dated as of September 30, 2016 (as amended, modified or supplemented, the “Security Agreement”) in favor of the Grantee pursuant to which the Grantor is required to execute and deliver this Patent Security Agreement;

Now, therefore, in consideration of the premises and to induce the Grantee, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantor hereby agrees with the Grantee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. As security for the payment in full of the Secured Obligations, the Grantor hereby pledges and grants to the Grantee for the benefit of the Secured Parties a security interest in and to all of its right, title and interest in, to and under (a) all letters patent of the United States or any other jurisdiction, all registrations thereof, and all applications for letters patent of the United States or any other jurisdiction, including registrations and pending applications in the United States Patent and Trademark Office, including those United States patents and applications for United States patents that are listed on Schedule I attached hereto, and (b) all (i) rights and privileges arising under Applicable Law with respect to such patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future Infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future Infringements thereof.

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. Grantor hereby acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The Security Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms. In the event that any provision of this Patent Security Agreement is deemed to conflict with or is otherwise inconsistent with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office.

SECTION 5. Termination. Upon termination of the Security Agreement, the security interest granted pursuant to this Patent Security Agreement shall be automatically released and the Grantee shall, at the reasonable request of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in all Patents owned by the Grantor, including, without limitation, those issued Patents and Patent applications listed on Schedule I attached hereto. Upon (i) the sale or other transfer by the Grantor of any Collateral constituting Patents (other than to another Grantor) that is permitted under the Credit Agreement or (ii) the Grantor being released from its obligations under the Security Agreement, in each case, the security interest granted pursuant to this Patent Security Agreement shall be automatically released in accordance with (and subject to) Section 8.13 of the Security Agreement.

SECTION 6. Governing Law. THIS PATENT SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts. Delivery of an executed signature page to this Patent Security Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Patent Security Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[NAME OF GRANTOR], as the Grantor

By:
Name:
Title:

Accepted and Agreed:

CITIBANK, N.A., as the Collateral Agent and the Grantee

By:
Name:
Title:

SCHEDULE I

to

GRANT OF SECURITY INTEREST

IN UNITED STATES PATENTS

PATENT AND PATENT APPLICATION NUMBER	TITLE

EXHIBIT E TO SECURITY AGREEMENT

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

This Copyright Security Agreement, dated as of [                    ], by and between [Name of Grantor] , a [                    ] formed under the laws of [                    ] (the “Grantor”), in favor of CITIBANK, N.A., in its capacity as Collateral Agent pursuant to the Credit Agreement dated as of September 30, 2016 (in such capacity together with its successors and assigns, the “Grantee”).

W I T N E S S E T H:

Whereas, the Grantor is party to a Security Agreement dated as of September 30, 2016 (as amended, modified or supplemented, the “Security Agreement”) in favor of the Grantee pursuant to which the Grantor is required to execute and deliver this Copyright Security Agreement;

Now, therefore, in consideration of the premises and to induce the Grantee, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantor hereby agrees with the Grantee as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. As security for the payment in full of the Secured Obligations, the Grantor hereby pledges and grants to the Grantee for the benefit of the Secured Parties a security interest in and to all of its right, title and interest in, to and under (a) all copyright rights in any work subject to the copyright laws of the United States or any other jurisdiction, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, and (b) all registrations and applications for registration of any such copyright, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those United States copyright registrations and applications listed on Schedule I attached hereto, and all (i) rights and privileges arising under Applicable Law with respect to such copyrights, (ii) renewals and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future Infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future Infringements thereof.

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in connection with the Security Agreement and is expressly subject to the terms and conditions thereof. Grantor hereby acknowledges and affirms that the rights and remedies of the Grantee with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. The Security

Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms. In the event that any provision of this Copyright Security Agreement is deemed to conflict with or is otherwise inconsistent with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Copyright Office.

SECTION 5. Termination. Upon termination of the Security Agreement, the security interest granted pursuant to this Copyright Security Agreement shall be automatically released and the Grantee shall, at the reasonable request of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the collateral pledge, grant, lien and security interest in all Copyrights owned by the Grantor including, without limitation, those registered Copyrights and Copyright applications listed on Schedule I attached hereto. Upon (i) the sale or other transfer by the Grantor of any Collateral constituting Copyrights (other than to another Grantor) that is permitted under the Credit Agreement or (ii) the Grantor being released from its obligations under the Security Agreement, in each case, the security interest granted pursuant to this Copyright Security Agreement shall be automatically released in accordance with (and subject to) Section 8.13 of the Security Agreement.

SECTION 6. Governing Law. THIS COPYRIGHT SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, the Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[NAME OF GRANTOR], as the Grantor

By:
Name:
Title:

Accepted and Agreed:

CITIBANK, N.A., as the Collateral Agent and the Grantee

By:
Name:
Title:

SCHEDULE I

to

GRANT OF SECURITY INTEREST

IN UNITED STATES COPYRIGHTS

Copyrights

Title	Registration Number

E-4